                                                                   EXHIBIT 10.14






                               CREDIT AGREEMENT


                           Dated as of May 11, 1999


                                     among


                   HEALTHTRUST, INC. - THE HOSPITAL COMPANY
                                      and
                             CERTAIN SUBSIDIARIES
                        FROM TIME TO TIME PARTY HERETO,
                                 as Borrower,


                              THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTY HERETO


                                      AND


                              CITICORP USA, INC.
                                      and
                           THE CHASE MANHATTAN BANK,
                             as Syndication Agents

                        CREDIT LYONNAIS NEW YORK BRANCH
                                      and
                               SOCIETE GENERALE,
                                 as Co-Agents

            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                            as Administrative Agent

                    NATIONSBANC MONTGOMERY SECURITIES, LLC,
                    as Lead Arranger and Sole Book Manager

                               TABLE OF CONTENTS

                                                                         Page
SECTION 1  DEFINITIONS...................................................   1
     1.1 Definitions.....................................................   1
     1.2 Computation of Time Periods.....................................   1
     1.3 Accounting Terms................................................  31

SECTION 2  CREDIT FACILITIES.............................................  32
     2.1 Commitments.....................................................  32
     2.2 Method of Borrowing.............................................  33
     2.3 Interest........................................................  35
     2.4 Repayment.......................................................  35
     2.5 Notes...........................................................  37
     2.6 Additional Provisions relating to Letters of Credit.............  37
     2.7 Additional Provisions relating to Swingline Loans...............  41

SECTION 3  OTHER PROVISIONS RELATING TO CREDIT FACILITIES................  42
     3.1 Default Rate....................................................  42
     3.2 Continuation and Conversion.....................................  42
     3.3 Prepayments.....................................................  43
     3.4 Reduction and Termination of Revolving Commitments..............  46
     3.5 Fees............................................................  46
     3.6 Capital Adequacy................................................  47
     3.7 Limitation on Eurodollar Loans..................................  47
     3.8 Illegality......................................................  48
     3.9 Requirements of Law.............................................  48
     3.10 Treatment of Affected Loans....................................  49
     3.11 Taxes..........................................................  50
     3.12 Compensation...................................................  51
     3.13 Pro Rata Treatment.............................................  52
     3.14 Sharing of Payments............................................  53
     3.15 Payments, Computations, Etc....................................  54
     3.16 Evidence of Debt...............................................  56

SECTION 4  [INTENTIONALLY OMITTED].......................................  56

SECTION 5  CONDITIONS....................................................  57
     5.1 Closing Conditions..............................................  57
     5.2 Conditions to all Extensions of Credit..........................  59
     5.3 Conditions to Release of HTI from Credit Agreement..............  60
     5.4 Conditions to Release of Holdings from the Credit Agreement.....  62
     5.5 Conditions to Release of HTI from HTI Guaranty Agreement........  63

SECTION 6  REPRESENTATIONS AND COVENANTS OF HTI..........................  68
     6.1 Financial Condition and Financial Reporting.....................  68
     6.2 Notices.........................................................  69

     6.3 Existence and Authority.........................................  69
     6.4 Compliance with Requirements of Law.............................  69
     6.5 Governmental Regulations, Etc...................................  70
     6.6 Legal Proceedings...............................................  70
     6.7 No Defaults.....................................................  70
     6.8 Purpose of Extensions of Credit.................................  70
     6.9 No Material Misstatements.......................................  70
     6.10 Indebtedness...................................................  71
     6.11 Ownership of Property; Liens...................................  71
     6.12 Mergers; Acquisitions and Asset Sales..........................  71
     6.13 Investments....................................................  72
     6.14 Restricted Payments............................................  72
     6.15 Transactions with Affiliates...................................  72

SECTION 7  REPRESENTATIONS AND WARRANTIES................................  72
     7.1 Financial Condition.............................................  72
     7.2 No Changes or Restricted Payments...............................  73
     7.3 Organization; Existence; Compliance with Law....................  73
     7.4 Power; Authorization; Enforceable Obligations...................  74
     7.5 No Legal Bar....................................................  74
     7.6 No Material Litigation and Disputes.............................  74
     7.7 No Defaults.....................................................  75
     7.8 Ownership and Operation of Property.............................  75
     7.9 Intellectual Property...........................................  75
     7.10 No Burdensome Restrictions.....................................  75
     7.11 Taxes..........................................................  76
     7.12 ERISA..........................................................  76
     7.13 Governmental Regulations, Etc..................................  77
     7.14 Subsidiaries...................................................  78
     7.15 Purpose of Extensions of Credit................................  78
     7.16 Environmental Matters..........................................  78
     7.17 Year 2000 Compliance...........................................  79
     7.18 No Material Misstatements......................................  80
     7.19 Labor Matters..................................................  80
     7.20 Security Documents.............................................  80
     7.21 Location of Real Property and Leased Premises..................  82
     7.22 Solvency.......................................................  82
     7.23 Distribution Agreement.........................................  82

SECTION 8  AFFIRMATIVE COVENANTS.........................................  83
     8.1 Information Covenants...........................................  83
     8.2 Preservation of Existence and Franchises........................  87
     8.3 Books and Records...............................................  87
     8.4 Compliance with Law.............................................  87
     8.5 Payment of Taxes and Other Indebtedness.........................  87
     8.6 Insurance.......................................................  87

     8.7 Maintenance of Property........................................   88
     8.8 Performance of Obligations.....................................   88
     8.9 Use of Proceeds................................................   88
     8.10 Audits/Inspections............................................   88
     8.11 Financial Covenants...........................................   89
     8.12 Additional Guarantors.........................................   90
     8.13 Pledged Assets................................................   91
     8.14 Year 2000 Compliance..........................................   92

SECTION 9  NEGATIVE COVENANTS...........................................   92
     9.1 Indebtedness...................................................   92
     9.2 Liens..........................................................   93
     9.3 Nature of Business.............................................   93
     9.4 Merger and Consolidation, Dissolution and Acquisitions.........   94
     9.5 Asset Dispositions.............................................   95
     9.6 Investments....................................................   96
     9.7 Restricted Payments............................................   96
     9.8 Modifications and Payments in respect of Funded Debt...........   96
     9.9 Transactions with Affiliates...................................   96
     9.10 Fiscal Year; Organizational Documents.........................   97
     9.11 Limitation on Restricted Actions..............................   97
     9.12 Ownership of Subsidiaries; Limitations on Parent..............   97
     9.13 Sale Leasebacks...............................................   98
     9.14 No Further Negative Pledges...................................   98
     9.15 Operating Lease Obligations...................................   98

SECTION 10 EVENTS OF DEFAULT............................................   98
     10.1 Events of Default.............................................   98
     10.2 Acceleration; Remedies........................................  101

SECTION 11 AGENCY PROVISIONS............................................  102
     11.1 Appointment, Powers and Immunities............................  102
     11.2 Reliance by Administrative Agent..............................  103
     11.3 Defaults......................................................  103
     11.4 Rights as a Lender............................................  104
     11.5 Indemnification...............................................  104
     11.6 Non-Reliance on Administrative Agent and Other Lenders........  105
     11.7 Successor Administrative Agent................................  105

SECTION 12 MISCELLANEOUS................................................  105
     12.1 Notices.......................................................  105
     12.2 Right of Set-Off; Adjustments.................................  107
     12.3 Benefit of Agreement..........................................  107
     12.4 No Waiver; Remedies Cumulative................................  109
     12.5 Expenses; Indemnification.....................................  109
     12.6  Amendments, Waivers and Consents.............................  110

     12.7 Counterparts..................................................  112
     12.8 Headings......................................................  113
     12.9 Survival......................................................  113
     12.10 Governing Law; Submission to Jurisdiction; Venue.............  113
     12.11 Severability.................................................  114
     12.12 Entirety.....................................................  114
     12.13 Binding Effect; Termination..................................  114
     12.14 Confidentiality..............................................  114
     12.15 Source of Funds..............................................  115
     12.16 Conflict.....................................................  116

                                   SCHEDULES
                                   ---------

Schedule 2.1             Lenders and Commitments
Schedule 2.2(a)(i)       Form of Notice of Borrowing
Schedule 2.2(a)(ii)      Form of Notice of Request of Letter of Credit
Schedule 2.5-1           Form of Revolving Note
Schedule 2.5-2           Form of Bridge Note
Schedule 2.5-3           Form of Tranche A Term Note
Schedule 2.5-4           Form of Tranche B Term Note
Schedule 2.6(b)          Existing Letters of Credit
Schedule 3.2             Form of Notice of Extension/Conversion
Schedule 3.3(b)          Approved Asset Dispositions
Schedule 5.3(a)          Form of Assumption Agreement
Schedule 5.3(b)          Form of Release of Borrower
Schedule 5.5             Form of Release of Guaranty
Schedule 7.6             Litigation
Schedule 7.8             Liens
Schedule 7.9             Intellectual Property
Schedule 7.14            Subsidiaries
Schedule 7.19            Labor Matters
Schedule 7.21(a)         Mortgaged Properties
Schedule 7.21(b)         Locations of Collateral
Schedule 7.21(c)         Chief Executive Offices/Principal Places
                         of Business
Schedule 8.1(c)          Form of Officer's Compliance Certificate
Schedule 8.6             Insurance
Schedule 8.13            Excluded Property
Schedule 9.1             Indebtedness
Schedule 9.6             Investments
Schedule 12. 1           Lenders' Addresses
Schedule 12.3(b)         Form of Assignment and Acceptance

                               CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of May 11, 1999 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), is by and
                                                 ----------------
among HEALTHTRUST, INC. - THE HOSPITAL COMPANY, a Delaware corporation ("HTI"),
                                                                         ---
and certain Subsidiaries of HTI which may hereafter become the Borrower in accordance with the provisions hereof (the "Borrower"), the Lenders (as defined
                                            --------
herein), CITICORP USA, INC. and THE CHASE MANHATTAN BANK, as Syndication Agents, CREDIT LYONNAIS NEW YORK BRANCH and SOCIETE GENERALE, as Co-Agents, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").
                                --------------------


                              W I T N E S S E T H

     WHEREAS, HTI has requested that the Lenders provide $465 million in credit facilities for the purposes hereinafter set forth; and

     WHEREAS, the Lenders have agreed to make the requested credit facilities available to the Borrower on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   SECTION 1

                                  DEFINITIONS
                                  -----------

     1.1  Definitions.
          -----------

     As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

          "Acquisition", by any Person, means the acquisition by such Person of
           -----------
     (i) assets, property and/or operations of another Person or (ii) the Capital Stock of another Person, if such Person would be a Subsidiary after giving effect to such acquisition, in each case whether or not involving a merger or consolidation with such other Person.

          "Administrative Agent" shall have the meaning assigned to such term in
           --------------------
     the heading hereof, together with any successors or assigns.

          "Administrative Agent's Fee Letter" means that certain letter
           ---------------------------------
     agreement, dated as of April 6, 1999, between the Administrative Agent and HTI, as amended, modified, restated or supplemented from time to time.

          "Affiliate" means, with respect to any Person, any other Person (i)
           ---------
     directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the Capital Stock in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agency Services Address" means the notice address for the
           -----------------------
     Administrative Agent set forth in Section 12.1 or such other address as may be identified by written notice from the Administrative Agent to the Borrower.

          "Aggregate Revolving Committed Amount" means the aggregate amount of
           ------------------------------------
     Revolving Commitments in effect from time to time, as referenced in Section 2.1(a), being initially ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000).

          "Applicable Lending Office" means, for each Lender, the office of such
           -------------------------
     Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower by written notice as the office by which its Eurodollar Loans are made and maintained.

          "Applicable Percentage" means for any day, the rate per annum set
           ---------------------
     forth below opposite the applicable Consolidated Total Leverage Ratio then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Loans", (ii) Eurodollar Loans shall be the percentage set forth under the column "Eurodollar Loans", and (iii) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee".

                                                    Revolving Loans,
                                           Tranche A Term Loan and Bridge Loan                     Tranche B Term Loan
                                           -----------------------------------                     -------------------

      Consolidated
     Total Leverage                   Eurodollar         Base Rate         Commitment          Eurodollar          Base Rate
          Ratio                         Loans              Loans               Fee                Loans               Loans
          -----                         -----              -----               ---                -----               -----
        *4.25:1.0                       3.25%               2.25%              0.625%              4.00%               3.00%

*3.75:1.0 but less than 4.25:1.0        3.00%               2.00%              0.625%              4.00%               3.00%

*3.25:1.0 but less than 3.75:1.0        2.75%               1.75%              0.500%              4.00%               3.00%

*2.75:1.0 but less than 3.25:1.0        2.25%               1.25%              0.500%              4.00%               3.00%

      less than 2.75:1.0                1.75%               0.75%              0.500%              4.00%               3.00%

     The Applicable Percentage shall be determined and adjusted quarterly on the date (each a "Rate Determination Date") five (5) Business Days after the
                   -----------------------
     date by which the annual and quarterly compliance certificates and related financial statements and information are required in accordance with the provisions of Sections 8.1(a), (b) and (c) (the "Required Financial
                                                      ------------------
     Information"), as appropriate; provided that:
     -----------                    --------

* More than and equal to

                    (a) the initial Applicable Percentages shall be (i) with respect to Revolving Loans, the Bridge Loan and the Tranche A Term Loan, (A) in the case of Eurodollar Loans, 3.25%, (B) in the case of Base Rate Loans, 2.25% and (C) in the case of the Commitment Fee, 0.625%, and (ii) with respect to the Tranche B Term Loan, (A) in the case of Eurodollar Loans, 4.00% and (B) in the case of Base Rate Loans, 3.00%, and such initial Applicable Percentages shall remain in effect for a period of six months following the Closing Date, whereupon the pricing level shall be adjusted on the basis of the most recent quarterly compliance certificate and related annual or quarterly financial statements and information as are then available and shall remain in effect until the next Rate Determination Date, and

                    (b) notwithstanding the foregoing, in the event an annual or quarterly compliance certificate and related financial statements and information are not delivered timely to the Agency Services Address by the date required by Sections 8.1(a), (b) and (c), as appropriate, the Applicable Percentages shall be based on the highest (most expensive) pricing level until such time as an appropriate compliance certificate and related financial statements and information are delivered, whereupon the applicable pricing level shall be adjusted based on the information contained in such compliance certificate and related financial statements and information.

     Subject to the qualifications set forth above, each Applicable Percentage shall be effective from a Rate Determination Date until the next such Rate Determination Date. The Administrative Agent shall determine the appropriate Applicable Percentages in the pricing matrix promptly upon receipt of the quarterly or annual compliance certificate and related financial information and shall promptly notify the Borrower and the Lenders of any change thereof. Such determinations by the Administrative Agent shall be conclusive absent manifest error. Adjustments in the Applicable Percentages shall be effective as to existing Extensions of Credit as well as new Extensions of Credit made thereafter.

          "Approved Asset Disposition" shall mean and include (i) the sale or
           --------------------------
     other disposition by any member of the Consolidated Group of the property described on Schedule 3.3(b) and (ii) receipt by any member of the Consolidated Group of any cash insurance proceeds or condemnation award payable by reason of loss, physical destruction or damage, taking or similar event with respect to any of the property described on Schedule
                                                                    --------
     3.3(b).
     ------

          "Asset Disposition" shall mean and include (i) the sale, lease or other disposition of any property or asset by a member of the Consolidated Group (including the Capital Stock of a Subsidiary), and (ii) receipt by any member of the Consolidated Group of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their property or assets; but for purposes hereof shall not include, in any event, (A) the sale of inventory in the ordinary course of business, (B) the sale, lease or other disposition of machinery and equipment which is no longer used or useful in the conduct of business or which is worn-out, (C) a sale or disposition which would constitute an Equity Transaction hereunder, (D) a sale, lease, transfer or disposition of property or assets to a Domestic Credit Party other than Holdings, (E) use or operating agreements or short-term operating leases entered into by a Credit Party as owner or lessor with respect to personal property in the ordinary course of business and on market terms, (F) the existing leases of Overland Park Regional Medical Center and Independence Regional Health Center and the related ambulatory surgical centers (provided that any exercise of a put or call option (or other purchase option) thereunder shall be deemed an "Asset Disposition"), (G) operating leases of office space in the ordinary course of business and on market terms, (H) operating leases of real property (other than Principal Property) in the ordinary course of business and on market terms, (I) operating leases of equipment and machinery deemed in good faith by a Credit Party to be temporarily surplus and on market terms and (J) for purposes of Section 9.5, but not for purposes of Section 3.3, any sale, lease or other disposition (or any series or relates sales, leases or other dispositions) of any Property which has an aggregate fair market value of less than $100,000.

          "Assumption Agreement" means an Assumption Agreement substantially in
           --------------------
     the form of Schedule 5.3(a) hereto, executed and delivered by Holdings in
                 ---------------
     accordance with Section 5.3(a) or Triad in accordance with Section 5.4(a).

          "Bank of America" means Bank of America National Trust and Savings
           ---------------
     Association and its successors.

          "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United
           ---------------
     States Code, as amended, modified, succeeded or replaced from time to time.

          "Bankruptcy Event" means, with respect to any Person, the occurrence
           ----------------
     of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

          "Base Rate" means, for any day, the rate per annum equal to the higher
           ---------
     of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the rate of interest publicly announced from time to time by Bank of America in San Francisco, California as its reference rate (the "Reference Rate") for such day. The Reference Rate is a rate set by Bank of
      --------------
     America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Base Rate due to a change in the Reference Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Reference Rate or Federal Funds Rate.

          "Base Rate Loan" means any Loan bearing interest at a rate determined
           --------------
     by reference to the Base Rate.

          "Borrower" means (a) prior to the Holdings Group Joinder Event, HTI,
           --------
     (b) after the Holdings Group Joinder Event (but prior to the Triad Group Joinder Event), Holdings and (c) after the Triad Group Joinder Event, Triad.

          "Borrower Pledge Agreement" means the pledge agreement given by Triad
           -------------------------
     to the Administrative Agent to secure the obligations of Triad under the Credit Documents, as amended and modified.

          "Borrower Security Agreement" means the security agreement given by
           ---------------------------
     Triad to the Administrative Agent to secure the obligations of Triad under the Credit Documents, as amended and modified.

          "Bridge Lenders" means Lenders holding Bridge Loan Commitments, as
           --------------
     identified on Schedule 2.1, and their successors and assigns.
                   ------------

          "Bridge Loan" shall have the meaning assigned to such term in Section
           -----------
     2.1(d).

          "Bridge Loan Commitment" means, with respect to each Bridge Lender,
           ----------------------
     the commitment of such Lender to make Bridge Loan advances in an aggregate principal amount up to such Bridge Lender's Bridge Loan Committed Amount (and for purposes of making determinations of Required Lenders and for purposes of calculations referred to in Section 12.6(b), the principal amount outstanding on the Bridge Loan).

          "Bridge Loan Commitment Percentage" means, for each Bridge Lender, a
           ---------------------------------
     fraction (expressed as a percentage) the numerator of which is the amount of the Bridge Loan Commitment of such Lender at such time and the denominator of which is the aggregate amount of the Bridge Loan Commitment at such time. The initial Bridge Loan Commitment Percentages are set out on Schedule 2.1.
        ------------

          "Bridge Loan Committed Amount" means, collectively, the aggregate
           ----------------------------
     amount of all of the Bridge Loan Commitments and, individually, the amount of each Bridge Lender's

     Bridge Loan Commitment as specified on Schedule 2.1, as such amounts may be
                                            ------------
     reduced from time to time in accordance with the provisions hereof.

          "Bridge Loan Maturity Date" means (a) if the Reorganization and the
           -------------------------
     HTI Release have not occurred by such date, the date two (2) days following the Closing Date (or, if not a Business Day, the next succeeding Business
     Day), and (b) if the Reorganization and the HTI Release Event have occurred by the date two (2) days following the Closing Date, May 11, 2000.

          "Bridge Note" or "Bridge Notes" means the promissory notes of the
           -----------      ------------
     Borrower in favor of each of the Bridge Lenders (or nominees thereof) evidencing the Bridge Loan in substantially the form attached as Schedule
                                                                      --------
     2.5-2, individually or collectively, as appropriate, as such promissory
     -----
     notes may be amended, modified, supplemented, extended or renewed from time to time.

          "Business Day" means a day other than a Saturday, Sunday or other day
           ------------
     on which commercial banks in Charlotte, North Carolina, San Francisco, California or New York, New York are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan, such
            ------ ----
     day shall also be a day on which dealings between banks are carried on in Dollar deposits in London, England.

          "Capital Lease" means, as applied to any Person, any lease of any
           -------------
     Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

          "Capital Stock" means (i) in the case of a corporation, capital stock,
           -------------
     (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means (a) securities issued or directly and fully
           ----------------
     guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved
                                                                  --------
     Bank"), in each case with maturities of not more than 270 days from the
     ----
     date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

          "Change of Control" means any of the following events: (a) Holdings
           -----------------
     shall fail to own directly 100% of the outstanding Capital Stock of Triad,
     (b) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, Voting Stock of Holdings (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of Holdings, or (c) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of Holdings (together with any new director whose election by Holdings' Board of Directors or whose nomination for election by Holdings' shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of Holdings then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act.

          "Closing Date" means the date hereof.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
     successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

          "Collateral" means a collective reference to the collateral which is
           ----------
     identified in, and at any time will be covered by, the Collateral
     Documents.

          "Collateral Documents" means a collective reference to the Security
           --------------------
     Agreements, the Pledge Agreements, the Mortgage Instruments and such other documents executed and delivered in connection with the attachment and perfection of the Administrative Agent's security interests and liens arising thereunder, including without limitation, UCC financing statements and patent and trademark filings.

          "Columbia/HCA" means Columbia/HCA Healthcare Corporation, a Delaware
           ------------
     corporation, and its successors and assigns.

          "Columbia/HCA Debt" means the intercompany indebtedness owing to
           -----------------
     Columbia/HCA in the principal amount of up to $1,800,000,000.

          "Columbia/HCA Side Letter" means the side letter provided by
           ------------------------
     Columbia/HCA pursuant to Section 5.1(d).

          "Commitment Fee" shall have the meaning assigned to such term in
           --------------
     Section 3.5(a).

          "Commitments" means any of the Revolving Commitments, the LOC
           -----------
     Commitments, the Swingline Commitments, the Bridge Loan Commitments and/or the Term Loan Commitments.

          "Commitment Period" means the period from and including the Closing
           -----------------
     Date to but not including the earlier of (i) the Revolving Commitment Termination Date, or (ii) the date on which the Revolving Commitments terminate in accordance with the provisions of this Credit Agreement.

          "Committed Amount" means any of the Revolving Committed Amount, the
           ----------------
     LOC Committed Amount, the Swingline Committed Amount, the Bridge Loan Committed Amount and/or the Term Loan Committed Amounts.

          "Consolidated Capital Expenditures" means, for any period, without
           ---------------------------------
     duplication, all expenditures (whether paid in cash or other consideration) during such period that, in accordance with GAAP, are or should be included in additions to property, plant and equipment or similar items reflected in the consolidated statement of cash flows for such period; provided, that
                                                               --------
     Consolidated Capital Expenditures shall not include, for purposes hereof, expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the members of the Consolidated Group.

          "Consolidated EBITDA" means, for any period for the Consolidated
           -------------------
     Group, the sum of (i) Consolidated Net Income plus (ii), to the extent
                                                   ----
     deducted in determining net income, (A) Consolidated Interest Expense, (B) taxes, (C) depreciation and amortization, (D) ESOP expense, (E) non-recurring, non-cash charges and adjustments for impairment of long-lived assets (including the effect of the conversion of the Kansas City leases and the prior period adjustment at Paradise Valley), (F) minority interests and (G) other non-cash extraordinary items, in each case on a consolidated basis determined in accordance with GAAP. Notwithstanding any provision to the contrary contained herein, for purposes of calculating the Consolidated Total Leverage Ratio and the Consolidated Senior Leverage Ratio (i) for the Borrower's fiscal quarter ending June 30, 1999, Consolidated EBITDA shall be the result obtained by multiplying the actual Consolidated EBITDA for the period of two fiscal quarters ending June 30, 1999 by two (2); (ii) for the Borrower's fiscal quarter ending September 30, 1999, Consolidated EBITDA shall be the result obtained by multiplying the actual Consolidated EBITDA for the period of three fiscal quarters ending September 30, 1999 by one and one-third (1) and (iii) for the Borrower's fiscal quarter ending December 31, 1999 and each fiscal quarter thereafter, Consolidated EBITDA shall be the actual Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Fixed Charge Coverage Ratio" means, for any period, the
           ----------------------------------------
     ratio of Consolidated Net Income Available for Fixed Charges to Consolidated Fixed Charges.

          "Consolidated Fixed Charges" means, for any period for the
           --------------------------
     Consolidated Group, the sum of (i) the cash portion of Consolidated Interest Expense for such period, (ii) cash taxes paid for such period, and
     (iii) scheduled current maturities of Consolidated Total Funded Debt (including, for purposes hereof, mandatory commitment reductions, sinking fund payments, payments in respect of the principal component under Capital Leases and the like relating thereto, but excluding, for purposes hereof, the scheduled maturity of the Bridge Loan) for the period of four consecutive fiscal quarters beginning the day after the date of determination, in each case on a consolidated basis determined in accordance with GAAP, subject, however, to adjustment to give effect on a Pro Forma Basis to any Permitted Acquisitions and any Asset Dispositions consummated during such period as provided in Section 1.3. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Group" means (a) prior to the HTI Release Event, HTI and
           ------------------
     its Subsidiaries and (b) after the HTI Release Event, Holdings and its Subsidiaries (including Triad).

          "Consolidated Interest Expense" means, for any period for the
           -----------------------------
     Consolidated Group, all interest expense (net of credits under Hedging Agreements), including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Securitization Transactions, in each case on a consolidated basis determined in accordance with GAAP. Except as expressly provided otherwise, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Net Income" means, for any period for the Consolidated
           -----------------------
     Group, net income (or loss) determined on a consolidated basis in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Net Income Available for Fixed Charges" means, for any
           ---------------------------------------------------
     period for the Consolidated Group, the sum of (i) Consolidated EBITDA minus
     (ii) beginning with the fiscal quarter ending December 31, 2000, Consolidated Capital Expenditures, in each case on a consolidated basis determined in accordance with GAAP, subject, however, to adjustment to give effect on a Pro Forma Basis to any Permitted Acquisitions and any Asset Dispositions consummated during such period as provided in Section 1.3. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Net Worth" means, as of any date for the Consolidated
           ----------------------
     Group, consolidated shareholder's equity or net worth as determined accordance with GAAP.

          "Consolidated Senior Funded Debt" means Consolidated Total Funded Debt
           -------------------------------
     other than Consolidated Subordinated Debt.

          "Consolidated Senior Leverage Ratio" means, as of the last day of each
           ----------------------------------
     fiscal quarter, the ratio of Consolidated Senior Funded Debt on such day to Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

          "Consolidated Subordinated Debt" means Subordinated Debt of the
           ------------------------------
     Consolidated Group determined on a consolidated basis in accordance with GAAP.

          "Consolidated Tangible Net Worth" means, as of any date for the
           -------------------------------
     Consolidated Group, Consolidated Net Worth minus intangible assets as
                                                -----
     determined in accordance with GAAP.

          "Consolidated Total Funded Debt" means Funded Debt of the Consolidated
           ------------------------------
     Group determined on a consolidated basis in accordance with GAAP.

          "Consolidated Total Leverage Ratio" means, as of the last day of each
           ---------------------------------
     fiscal quarter, the ratio of Consolidated Total Funded Debt on such day to Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

          "Continue", "Continuation", and "Continued" shall refer to the
           --------    ------------        ---------
     continuation pursuant to Section 3.2 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
     security issued or guaranteed by such Person or of any material agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "Convert", "Conversion", and "Converted" shall refer to a conversion
           -------    ----------        ---------
     pursuant to Section 3.2 or Sections 3.7 through 3.12, inclusive, of a Base Rate Loan into a Eurodollar Loan.

          "Credit Documents" means a collective reference to this Credit
           ----------------
     Agreement, the Notes, the Guaranty Agreement, the HTI Guaranty Agreement, the LOC Documents, each Assumption Agreement, each Guaranty Joinder Agreement, the Administrative Agent's Fee Letter, the Columbia/HCA Side Letter, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" means any one of them.

          "Credit Parties" means a collective reference to the Borrower and the
           --------------
     Guarantors, and "Credit Party" means any one of them.
                      ------------

          "Debt Transaction" means, with respect to any member of the
           ----------------
     Consolidated Group, any sale, issuance, placement, guaranty, assumption or collateralization of Funded Debt, whether or not evidenced by promissory note or other written evidence of indebtedness, except for Funded Debt permitted to be incurred pursuant to Section 9.1(a) through (g).

          "Default" means any event, act or condition which with notice or lapse
           -------
     of time, or both, would constitute an Event of Default.

          "Defaulting Lender" means, at any time, any Lender that (a) has failed
           -----------------
     to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement within one Business Day of when due, (b) other than as set forth in (a) above, has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement within one Business Day of when due, unless such amount is subject to a good faith dispute or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or with respect to which (or with respect to any of the assets of which) a receiver, trustee or similar official has been appointed.

          "Distribution Agreement" means that certain Distribution Agreement
           ----------------------
     dated as of May 11, 1999 by and among Columbia/HCA, LifePoint Hospitals, Inc., a Delaware corporation, and Holdings.

          "Dollars" and "$" means dollars in lawful currency of the United
           -------       -
     States.

          "Domestic Credit Party" means any Credit Party which is incorporated
           ---------------------
     or organized under the laws of any State of the United States or the District of Columbia.

          "Domestic Subsidiary" means any Subsidiary which is incorporated or
           -------------------
     organized under the laws of any State of the United States or the District of Columbia.

          "Eligible Assignee" means (i) a Lender; (ii) an Affiliate of a Lender
           -----------------
     or any fund that invests in bank loans and is managed by an investment advisor (or an Affiliate of an investment advisor) to a Lender; and (iii) any other Person approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 12.3, the Borrower (such approval by the Administrative Agent or the Borrower not to be unreasonably withheld or delayed and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Administrative Agent from the Borrower within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower); provided, however, that neither the Borrower nor an Affiliate of the
     --------  -------
     Borrower shall qualify as an Eligible Assignee.

          "Eligible Real Property" means, with respect to any member of the
           ----------------------
     Consolidated Group, including any Person that becomes a member of the Consolidated Group after the Closing Date as contemplated by Section 8.12, any real property which (i) is located in the United States or (to the extent deemed material by the Administrative Agent or the Required Lenders in its or their sole reasonable discretion) located outside of the United States, (ii) is owned or (to the extent deemed material by the Administrative Agent or the Required Lenders in its or their sole reasonable discretion) leased by such member of the Consolidated Group and
     (iii) is not Excluded Property.

          "Environmental Laws" means any and all applicable federal, state,
           ------------------
     local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of Materials of Environmental Concern into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Materials of Environmental Concern.

          "Equity Transaction" means, with respect to any member of the
           ------------------
     Consolidated Group, any issuance or sale of shares of its capital stock or other equity interest, other than an issuance (i) in connection with a conversion of debt securities to equity and (ii) in connection with exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA Affiliate" means an entity which, at the relevant time, is
           ---------------
     under common control with any member of the Consolidated Group within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any member of the Consolidated Group and which is treated as a single employer under Sections 414(b) or (c) of the Code.

          "ERISA Event" means (i) with respect to any Single Employer Plan or
           -----------
     Multiple Employer Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any member of the Consolidated Group or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA;
     (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which could reasonably constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any member of the Consolidated Group or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Single Employer Plan or Multiple Employer Plan; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

          "ESOP" means the employee stock ownership plan of Holdings.
           ----

          "Eurodollar Loan" means any Loan that bears interest at a rate based
           ---------------
     upon the Eurodollar Rate.

          "Eurodollar Rate" means, for any Eurodollar Loan for any Interest
           ---------------
     Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Interbank Offered Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Eurodollar Reserve Requirement for such Eurodollar Loan for such Interest Period.

          "Eurodollar Reserve Requirement" means, at any time, the maximum rate
           ------------------------------
     at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Eurodollar Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Requirement.

          "Event of Default" shall have the meaning assigned to such term in
           ----------------
     Section 10.1.

          "Excess Proceeds" shall have the meaning assigned to such term in
           ---------------
     Section 8.6(b).

          "Excluded Property" means, with respect to any member of the
           -----------------
     Consolidated Group, including any Person that becomes a member of the Consolidated Group after the Closing Date as contemplated by Section 8.12, any Property of such member of the Consolidated Group (i) which, subject to the terms of Section 9.11 and Section 9.15, is subject to a Lien of the type described in clause (viii) of the definition of "Permitted Liens" pursuant to documents which prohibit such member of the Consolidated Group from granting any other Liens in such Property, (ii) which is listed on
     Schedule 8.13 or (iii) which has a fair market value of less than
     -------------
     $1,000,000.

          "Executive Officer" of any Person means any of the chief executive
           -----------------
     officer, chief operating officer, president, vice president, chief financial officer or treasurer of such Person.

          "Existing Letters of Credit" means those Letters of Credit outstanding
           --------------------------
     on the Closing Date and identified on Schedule 2.6(b).
                                           ---------------

          "Extension of Credit" means, as to any Lender, the making of, or
           -------------------
     participation in, a Loan by such Lender (including Continuations and Conversions thereof other than a Conversion of a Eurodollar Loan into a Base Rate Loan) or the issuance or extension of, or participation in, a Letter of Credit.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
     upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a
                                   --------
     Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent.

          "Fees" means all fees payable pursuant to Section 3.5.
           ----

          "Foreign Credit Party" means a Credit Party which is not a Domestic
           --------------------
     Credit Party.

          "Foreign Subsidiary" means a Subsidiary which is not a Domestic
           ------------------
     Subsidiary.

          "Funded Debt" means, with respect to any Person, without duplication,
           -----------
     (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all purchase money Indebtedness (including for purposes hereof, indebtedness and obligations in respect of conditional sale or title retention arrangements described in clause (c) of the definition of "Indebtedness" and obligations in respect of the deferred purchase price of property or services described in clause (d) of the definition of "Indebtedness") of such Person, including without limitation the principal portion of all obligations of such Person under Capital Leases, (iv) all Guaranty Obligations of such Person with respect to Funded Debt of another Person, (v) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such Person, (vi) all Funded Debt of another Person secured by a Lien on any Property of such Person, whether or not such Funded Debt has been assumed, provided that for
                                                               --------
     purposes hereof the amount of such Funded Debt shall be limited to the amount of such Funded Debt as to which there is recourse to such Person or the fair market value of the property which is subject to the Lien, if less, (vii) the outstanding attributed principal amount under any Securitization Transaction, and (viii) the principal balance outstanding under Synthetic Leases. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Funded Debt.

          "GAAP" means generally accepted accounting principles in the United
           ----
     States applied on a consistent basis and subject to the terms of Section
     1.3.

          "Governmental Authority" means any Federal, state, local or foreign
           ----------------------
     court or governmental agency, authority, instrumentality or regulatory body.

          "Guarantor Pledge Agreement" means the pledge agreement given by
           --------------------------
     Holdings and the other pledgors identified therein to the Administrative Agent to secure the obligations of the Guarantors under the Credit Documents, as amended and modified.

          "Guarantor Security Agreement" means the security agreement given by
           ----------------------------
     Holdings and the other Guarantors to the Administrative Agent to secure the obligations of the Guarantors under the Credit Documents, as amended and modified.

          "Guarantors" means (a) after the Holdings Group Joinder Event (but
           ----------
     before the HTI Release Event), HTI and (b) after the HTI Release Event, Holdings and each other Person which provides a guaranty of the obligations of the Borrower under the Credit Documents, in each case together with their successors and permitted assigns, and "Guarantor " means any one of
                                                  ---------
     them.

          "Guaranty Agreement" means the guaranty agreement given by Holdings
           ------------------
     and the other Guarantors to the Administrative Agent with respect to the obligations of the Borrower under the Credit Documents, as amended and modified.

          "Guaranty Joinder Agreement" means a Guaranty Joinder Agreement
           --------------------------
     substantially in the form of Schedule 1 to the Guaranty Agreement, executed
                                  ----------
     and delivered by a new Guarantor in accordance with the provisions of
     Section 8.12.

          "Guaranty Obligations" means, with respect to any Person, without
           --------------------
     duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

          "HTI" means Healthtrust, Inc. - The Hospital Company, a Delaware
           ---
     corporation, and its successors and permitted assigns.

          "HTI Guaranty Agreement" means the Guaranty Agreement given by HTI to
           ---
     the Administrative Agent with respect to the obligations of Holdings under the Credit Documents, as amended and modified.

          "HTI Release Event" shall have occurred upon the satisfaction or
           -----------------
     waiver of each of the conditions set forth in Section 5.5.

          "Hedging Agreements" means any interest rate protection agreement or
           ------------------
     foreign currency exchange agreement.

          "Holdings" means Triad Hospitals, Inc., a Delaware corporation, and
           --------
     its successors and permitted assigns.

          "Holdings Group Joinder Event" shall have occurred upon the
           ----------------------------
     satisfaction or waiver of each of the conditions set forth in Section 5.3.

          "Indebtedness" means, with respect to any Person, without duplication,
           ------------
     (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
     by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, repurchase, redemption or other acceleration (other than as a result of a Change of Control or an Asset Disposition that does not in fact result in a redemption of such preferred Capital Stock) at any time during the term of the Credit Agreement, (l) the principal portion of all obligations of such Person under Synthetic Leases, (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer and (n) with respect to any member of the Consolidated Group, the outstanding attributed principal amount under any Securitization Transaction.

          "Interbank Offered Rate" means, for any Eurodollar Loan for any
           ----------------------
     Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen
     --------  -------
     LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

          "Interest Payment Date" means (i) as to any Base Rate Loan, the last
           ---------------------
     day of each March, June, September and December and the Revolving Commitment Termination Date, the Bridge Loan Maturity Date, and the date of the final principal amortization installment on each Term Loan, as applicable, and (ii) as to any Eurodollar Loan and Swingline Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and on the Revolving Commitment Termination Date, the Bridge Loan Maturity Date, and the date of the final principal amortization installment on each Term Loan, as applicable, and in addition where the applicable Interest Period is more than three months, then also on the date three months from the beginning of the Interest Period, and each three months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day.

          "Interest Period" means (i) as to any Eurodollar Loan, a period of
           ---------------
     one, two, three, six or, if available to all Lenders, nine months' duration, as the Borrower may elect, commencing in each case on the date of the borrowing (including Conversions, extensions and renewals) and (ii) as to any Swingline Loan, a period of such duration as the Borrower may request and the Swingline Lender may agree in accordance with the provisions of Section 2.2(a)(iii), commencing in each case, on the date of borrowing; provided, however, (A) if any Interest Period would end on a day
                --------  -------
     which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B)(i) in the case of Loans comprising Revolving Loans, no Interest Period shall extend beyond the Revolving Commitment Termination Date, (ii) in the case of Loans comprising the Bridge Loan, no Interest Period shall extend beyond the Bridge Loan Maturity Date and (iii) in the case of Loans comprising the Term Loans, no Interest Period shall extend beyond any principal amortization payment date unless, and to the extent that, the portion of the applicable Term Loan comprised of Eurodollar Loans expiring prior to the applicable principal amortization payment date plus the portion of the applicable Term Loan comprised of Base Rate Loans equals or exceeds the principal amortization payment then due, and (C) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

          "Investment" in any Person means (a) the acquisition (whether for
           ----------
     cash, property, services, assumption of Indebtedness, securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person, but excluding any Restricted Payment to such Person.

          "Involuntary Disposition" shall have the meaning assigned to such term
           -----------------------
     in Section 8.6(b).

          "Issuing Lender" means Bank of America.
           --------------

          "Issuing Lender Fees" shall have the meaning assigned to such term in
           -------------------
     Section 3.5(c)(ii).

          "Lenders" means each of the Persons identified as a "lender" on the
           -------
     signature pages hereto, and their successors and assigns.

          "Letter of Credit" means any Existing Letter of Credit and any letter
           ----------------
     of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.1(b).

          "Letter of Credit Fee" shall have the meaning assigned to such term in
           --------------------
     Section 3.5(b)(i).

          "Licenses" means all licenses, permits and other grants of authority
           --------
     obtained or required to be obtained from any Governmental Authorities in connection with the management or operation of the business, or the ownership, lease, license or use of any Property, of any member of the Consolidated Group.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

          "Loan" or "Loans" means the Revolving Loans, the Swingline Loans, the
           ----      -----
     Bridge Loan and/or the Term Loans, and the Base Rate Loans, Eurodollar Loans and Quoted Rate Swingline Loans comprising such Loans.

          "LOC Commitment" means the commitment of the Issuing Lender to issue
           --------------
     Letters of Credit in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount.

          "LOC Committed Amount" shall have the meaning assigned to such term in
           --------------------
     Section 2.1(b).

          "LOC Documents" means, with respect to any Letter of Credit, such
           -------------
     Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

          "LOC Obligations" means, at any time, the sum of (i) the maximum
           ---------------
     amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus
                                                                         ----
     (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
     condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Consolidated Group taken as a whole, (ii) the ability of any member of the Consolidated Group to perform any material obligation under the Credit Documents to which it is a party or (iii) the material rights and remedies of the Administrative Agent and the Lenders under the Credit Documents.

          "Materials of Environmental Concern" means any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Moody's" means Moody's Investors Service, Inc., or any successor or
           -------
     assignee of the business of such company in the business of rating securities.

          "Mortgage Instruments" shall have the meaning assigned such term in
           --------------------
     Section 5.5(g).

          "Mortgage Policies" shall have the meaning assigned such term in
           -----------------
     Section 5.5(g).

          "Mortgaged Properties" shall have the meaning assigned such term in
           --------------------
     Section 5.5(g).

          "Multiemployer Plan" means a Plan which is a "multiemployer plan" as
           ------------------
     defined in Sections 3(37) or 4001(a)(3) of ERISA.

          "Multiple Employer Plan" means a Plan (other than a Multiemployer
           ----------------------
     Plan) which any member of the Consolidated Group or any ERISA Affiliate and at least one employer other than the members of the Consolidated Group or any ERISA Affiliate are contributing sponsors.

          "Net Proceeds" means gross cash proceeds (including any cash received
           ------------
     by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received in connection with an Asset Disposition, Equity Transaction or Debt Transaction, net of (i) reasonable transaction costs, including in the case of an Equity Transaction or a Debt Transaction, underwriting discounts and commissions and in the case of an Asset Disposition occurring in connection with a claim under an insurance policy, costs incurred in connection with adjustment and settlement of the claim, (ii) estimated taxes payable in connection therewith, (iii) in the case of an Asset Disposition or Debt Transaction, any amounts payable in respect of Funded Debt, including without limitation principal, interest, premiums and penalties, which is secured by, or otherwise related to, any property or asset which is the subject thereof to the extent that such Funded Debt and any payments in respect thereof are paid with a portion of the proceeds therefrom and (iv) in the case of an Asset Disposition, the amount of any reserves necessary for post-closing adjustments (including indemnification payments), as determined by the Borrower in its reasonable discretion, provided that to
                                                              --------
     the extent such reserves are not applied to, and in the Borrower's reasonable discretion are no longer necessary with respect to, such post-closing adjustments, such reserves shall thereupon become Net Proceeds.

          "Note" or "Notes" means any of the Revolving Notes, the Bridge Notes
           ----      -----
     and/or the Term Notes.

          "Notice of Borrowing" means a written notice of borrowing in
           -------------------
     substantially the form of Schedule 2.2(a)(i), as required by Section 2.2(a)(i), Section 2.2(a)(iii), Section 2.2(a)(iv) or Section 2.2(a)(v).

          "Notice of Continuation/Conversion" means the written notice of
           ---------------------------------
     Continuation or Conversion in substantially the form of Schedule 3.2, as
                                                             ------------
     required by Section 3.2.

          "Obligations" means, collectively, the Revolving Loans, the Swingline
           -----------
     Loans, the LOC Obligations, the Bridge Loan and the Term Loans.

          "Operating Lease" means, as applied to any Person, any lease
           ---------------
     (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

          "Other Taxes" shall have the meaning assigned to such term in Section
           -----------
     3.11.

          "Participation Interest" means the purchase by a Lender of a
           ----------------------
     participation in LOC Obligations as provided in Section 2.6(c), in Swingline Loans as provided in Section 2.7 and in Loans as provided in
     Section 3.14.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
     pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

          "Permitted Acquisition" means any Acquisition by a member of the
           ---------------------
     Consolidated Group, provided that (i) consideration paid is not greater than the fair market value thereof, (ii) the party or property which is the subject of such Acquisition shall be in the same or similar line of business as the members of the Consolidated Group which are parties thereto, (iii) in the case of a merger or consolidation, and in other cases where appropriate, the board of directors or other governing body of the other party which is the subject of the transaction of merger or consolidation shall have approved the Acquisition, (iv) the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Borrower shall be in compliance with all of the covenants set forth in Section 8.11, (v) if the Acquisition involves an interest in a partnership and a requirement that a member of the Consolidated Group be a general partner, the general partner shall be a newly formed special purpose Subsidiary of the Borrower, (vi) after giving effect to the Acquisition, there shall be at least $50 million of availability under the Revolving Commitments hereunder, (vii) the aggregate consideration paid in connection with all such Acquisitions (including cash consideration and the fair value of any non-cash consideration and indebtedness assumed) shall not exceed $40 million in any fiscal year and
     (viii) in the case of an asset swap, the Borrower shall have delivered to the Administrative Agent a certificate of an Executive Officer, in detail reasonably satisfactory to the Administrative Agent, demonstrating that, upon giving effect to such asset swap on a Pro Forma Basis, Consolidated Funded Debt will not be greater than, and Consolidated EBITDA will not be less than, prior to the asset swap.

          "Permitted Investments" means Investments which are (i) cash and Cash
           ---------------------
     Equivalents; (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of Capital Stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 9.6; (v) advances or loans to directors, officers and
              ------------
     employees that do not exceed $1,000,000 in the aggregate at any one time outstanding; (vi) advances or loans to customers and suppliers in the ordinary course of business that do not exceed $1,000,000 in the aggregate at any one time outstanding; (vii) Investments by members of the Consolidated Group in their Subsidiaries and Affiliates existing on the Closing Date, (viii) Investments by members of the Consolidated Group in and to Domestic Credit Parties, (ix) Investments which constitute Permitted Acquisitions, (x) loans made in connection with the purchase of common stock of Holdings pursuant to any Plan (including ESOP) and loans of up to $15,000,000 in the aggregate at any time outstanding made in connection with the purchase of common stock of Holdings pursuant to Holdings executive stock purchase plan, and (xi) Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed at any time ten percent (10%) of Consolidated Tangible Net Worth at such time.

          "Permitted Liens" means:
           ---------------

          (i) Liens in favor of the Administrative Agent to secure the obligations of the Credit Parties under the Credit Documents;

          (ii) Liens in favor of a Lender or an Affiliate of a Lender pursuant to a Hedging Agreement permitted hereunder, but only (A) to the extent such Liens secure obligations under such agreements permitted under Section 9.1,
     (B) to the extent such Liens are on the same collateral as to which the Lenders hereunder also have a Lien, and (C) so long as the obligations under such Hedging Agreement and the loans and obligations hereunder and under the other Credit Documents shall share pari passu in the collateral subject to such Liens;

          (iii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

          (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only
                                         --------
     amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

          (v) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any member of the Consolidated Group in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (vi) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within
                               --------
     30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

          (vii) easements, rights-of-way, covenants, restrictions (including zoning restrictions), defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

          (viii) Liens on Property of any Person securing purchase money and sale/leaseback Indebtedness (including Capital Leases and Synthetic Leases) of such Person to the extent permitted under Section 9.1(c), provided that
                                                                  --------
     any such Lien attaches only to the Property financed or leased and such Lien attaches concurrently with or within 90 days after the acquisition or construction thereof;

          (ix) leases or subleases granted to others not interfering in any material respect with the business of any member of the Consolidated Group;

          (x) any interest or title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

          (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (xii) Liens created or deemed to exist in connection with a Securitization Transaction permitted hereunder (including any related filings of any UCC financing statements), but only to the extent that any such Lien relates to the applicable Securitization Receivables actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction;

          (xiii) Liens deemed to exist in connection with Investments in repurchase agreements which constitute Permitted Investments;

          (xiv) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

          (xv) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection; and

          (xvi)  Liens existing as of the Closing Date and set forth on Schedule
                                                                        --------
     7.8; provided that (a) no such Lien shall at any time be extended to or
     ---  --------
     cover any Property other than the Property subject thereto on the Closing Date and (b) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced.

          "Person" means any individual, partnership, joint venture, firm,
           ------
     corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

          "Plan" means any employee benefit plan (as defined in Section 3(3) of
           ----
     ERISA) which is covered by ERISA and with respect to which any member of the Consolidated Group or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

          "Pledge Agreements" means a collective reference to the Borrower
           -----------------
     Pledge Agreement and the Guarantor Pledge Agreement.

          "Pro Forma Basis" means, for purposes of calculating (utilizing the
           ---------------
     principles set forth in the second paragraph of Section 1.3) the applicable pricing level under the definition of "Applicable Percentage" and determining compliance with each of the financial covenants set forth in
     Section 8.11, that the referenced transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Administrative Agent has received the Required Financial Information. As used herein, "transaction" shall mean (i) any
                                              -----------
     merger or consolidation permitted under Section 9.4, (ii) any Asset Disposition permitted under Section 9.5 or (iii) any Acquisition permitted under the definition of "Permitted Acquisition". In connection with any
                              ---------------------
     calculation of the financial covenants set forth in Section 8.11 upon giving effect to a transaction on a Pro Forma Basis:

               (A) for purposes of any such calculation in respect of any Asset Disposition permitted under Section 9.5, (1) income statement items (whether positive or negative) attributable to the Property disposed of in such Asset Disposition shall be excluded and (2) any Indebtedness which is retired in connection with such Asset Disposition shall be excluded and deemed to have been retired as of the first day of the applicable period; and

               (B) for purposes of any such calculation in respect of any merger or consolidation permitted under Section 9.4 or any Acquisition permitted under the definition of "Permitted Acquisition", (1) any
                                             ---------------------
          Indebtedness incurred by any member of the Consolidated Group in connection with such transaction (x) shall be deemed to have been incurred as of the first day of the applicable period and (y) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination, and (2) income statement items (whether positive or negative) attributable to the Property acquired in such transaction or pursuant to the Acquisition comprising such transaction, as applicable, shall be included beginning as of the first day of the applicable period.

          "Pro Forma Compliance Certificate" means a certificate of an Executive
           --------------------------------
     Officer of the Borrower delivered to the Administrative Agent in connection with (i) any incurrence, assumption or retirement of Indebtedness permitted under Section 9.1(i), (ii) any merger or consolidation permitted under
     Section 9.4, (iii) any Asset Disposition permitted under Section 9.5 or
     (iv) any Acquisition permitted under the definition of "Permitted
                                                             ---------
     Acquisition", as applicable, and containing reasonably detailed
     -----------
     calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of the Consolidated Fixed Charge Coverage Ratio, the Consolidated Total Leverage Ratio, the Consolidated Senior Leverage Ratio and Consolidated Net Worth as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Administrative Agent shall have received the Required Financial Information.

          "Property" means any interest in any kind of property or asset,
           --------
     whether real, personal or mixed, or tangible or intangible.

          "Quoted Rate" means, with respect to a Quoted Rate Swingline Loan, the
           -----------
     fixed or floating percentage rate per annum, if any, offered by the Swingline Lender and accepted by the Borrower.

          "Quoted Rate Swingline Loan" means a Swingline Loan bearing interest
           --------------------------
     at the Quoted Rate.

          "Rate Determination Date" shall have the meaning assigned to such term
           -----------------------
     in the definition of "Applicable Percentage".

          "Register" shall have the meaning assigned to such term in Section
           --------
     12.3(c).

          "Regulation D, T, U, or X" means Regulation D, T, U or X,
           ------------------------
     respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Release of Borrower" means a Release of Borrower substantially in the
           -------------------
     form of Schedule 5.4 hereto, executed and delivered by the Administrative
             ------------
     Agent, on behalf of the Lenders, in accordance with Section 5.3 relating to the obligations of HTI under this Credit Agreement and the Notes or Section
     5.4 relating to the obligations of Holdings under this Credit Agreement and the Notes.

          "Release of Guaranty" means a Release of Guaranty substantially in the
           -------------------
     form of Schedule 5.5 hereto, executed and delivered by the Administrative
             ------------
     Agent, on behalf of the Lenders, in accordance with Section 5.5 relating to the obligations of HTI under the HTI Guaranty Agreement.

          "Reorganization" means the plan of reorganization and transactions
           --------------
     contemplated in the Ruling Letter issued to Columbia/HCA by the Internal Revenue Service dated March 30, 1999 or in the Distribution Agreement.

          "Reportable Event" means any of the events set forth in Section
           ----------------
     4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

          "Required Financial Information" means the annual and quarterly
           ------------------------------
     compliance certificates and related financial statements and information required by the provisions of Sections 8.1(a), (b) and (c), as referenced in the definition of "Applicable Percentage".

          "Required Lenders" means, at any time, Lenders having more than sixty-
           ----------------
     six and two-thirds percent (66%) of the aggregate Commitments, or if the Commitments have been terminated, Lenders having more than sixty-six and two-thirds percent (66%) of the aggregate principal amount of the Obligations outstanding (taking into account in each case Participation Interests or obligation to participate therein); provided that the
                                                      --------

     Commitments of, and outstanding principal amount of Obligations (taking into account Participation Interests therein) owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

          "Requirement of Law" means, as to any Person, the certificate of
           ------------------
     incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation or ordinance (including, without limitation, Environmental Laws) or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material Property is subject.

          "Restricted Payment" means (i) any dividend or other payment or
           ------------------
     distribution, direct or indirect, on account of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding (including without limitation any payment in connection with any dissolution, merger, consolidation or disposition involving any member of the Consolidated Group), or to the holders, in their capacity as such, of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding (other than dividends or distributions payable in the same class of Capital Stock of the applicable Person or to any Credit Party (directly or indirectly through Subsidiaries)), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding.

          "Revolving Commitment" means, with respect to each Revolving Lender,
           --------------------
     the commitment of such Revolving Lender to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Revolving Lender's Revolving Committed Amount, as such amount may be reduced from time to time in accordance with the provisions hereof.

          "Revolving Commitment Percentage" means, for each Revolving Lender, a
           -------------------------------
     fraction (expressed as a percentage) the numerator of which is the Revolving Commitment of such Revolving Lender at such time and the denominator of which is the Aggregate Revolving Committed Amount at such time. The initial Revolving Commitment Percentages are set out on Schedule
                                                                        --------
     2.1.
     ---

          "Revolving Commitment Termination Date" means (a) if the
           -------------------------------------
     Reorganization and the HTI Release Event have not occurred by such date, the date two (2) days following the Closing Date (or, if not a Business Day, the next succeeding Business Day), and (b) if the Reorganization and the HTI Release Event have occurred by the date two (2) days following the Closing Date, May 11, 2005.

          "Revolving Committed Amount" means, collectively, the aggregate amount
           --------------------------
     of all of the Revolving Commitments and, individually, the amount of each Revolving Lender's Revolving Commitment as specified in Schedule 2.1.
                                                             ------------

          "Revolving Lenders" means Lenders holding Revolving Commitments, as
           -----------------
     identified on Schedule 2.1, and their successors and assigns.
                   ------------

          "Revolving Loans" shall have the meaning assigned to such term in
           ---------------
     Section 2.1(a).

          "Revolving Note" or "Revolving Notes" means the promissory notes of
           --------------      ---------------
     the Borrower in favor of each of the Revolving Lenders (or nominees thereof) evidencing the Revolving Loans and Swingline Loans in substantially the form attached as Schedule 2.5-1, individually or
                                        --------------
     collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

          "Revolving Obligations" means, collectively, the Revolving Loans,
           ---------------------
     Swingline Loans and LOC Obligations.

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw
           ---
     Hill Companies, Inc., or any successor or assignee of the business of such division in the business of rating securities.

          "Sale and Leaseback Transaction" means any arrangement pursuant to
           ------------------------------
     which any member of the Consolidated Group, directly or indirectly, becomes liable as lessee, guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (a) which such member of the Consolidated Group has sold or transferred (or is to sell or transfer) to, or arranged the purchase by, a Person which is not a member of the Consolidated Group or (b) which such member of the Consolidated Group intends to use for substantially the same purpose as any other Property which has been sold or transferred (or is to be sold or transferred) by such member of the Consolidated Group to another Person which is not a member of the Consolidated Group in connection with such lease.

          "Securities Exchange Act" means the Securities Exchange Act of 1934.
           -----------------------

          "Securitization Transaction" means any financing transaction or series
           --------------------------
     of financing transactions that have been or may be entered into by a member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer to (i) a Subsidiary or affiliate (a "Securitization Subsidiary"), or (ii) any other Person, or may
                   -------------------------
     grant a security interest in, any accounts receivable, notes receivable, rights to future lease payments or residuals or other similar rights to payment (the "Securitization Receivables") (whether such Securitization
                   --------------------------
     Receivables are then existing or arising in the future) of such member of the Consolidated Group, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

          "Security Agreements" means a collective reference to the Borrower
           -------------------
     Security Agreement and the Guarantor Security Agreement.

          "Senior Subordinated Notes" means those 11% Senior Subordinated Notes
           -------------------------
     of HTI due 2009 issued pursuant to the terms of that Indenture dated as of May 11, 1999 with Citibank, N.A., as Trustee, in each case as amended and modified.

          "Single Employer Plan" means any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

          "Subordinated Debt" means (i) the Senior Subordinated Notes and (ii)
           -----------------
     any other Indebtedness of a member of the Consolidated Group which by its terms is expressly subordinated in right of payment to the prior payment of the loans and obligations under the Credit Agreement and the other Credit Documents on the terms and conditions and evidenced by documentation satisfactory to the Administrative Agent and the Required Lenders.

          "Subsidiary" means, as to any Person at any time, (a) any corporation
           ----------
     more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than 50% of the Capital Stock; provided that no Plan (including ESOP) shall be considered a Subsidiary of Holdings or Triad.

          "Swingline Commitment" means the commitment of the Swingline Lender to
           --------------------
     make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount and the commitment of the Revolving Lenders to purchase participation interests in the Swingline Loans up to their respective Revolving Commitment Percentage as provided in
     Section 2.1(c), as such amounts may be reduced from time to time in accordance with the provisions hereof.

          "Swingline Committed Amount" means the amount of the Swingline
           --------------------------
     Lender's Commitment as specified in Section 2.1(c).

          "Swingline Lender" means Bank of America.
           ----------------

          "Swingline Loan" means a swingline revolving loan made by the
           --------------
     Swingline Lender pursuant to the provisions of Section 2.1(c).

          "Synthetic Lease" means any synthetic lease, tax retention operating
           ---------------
     lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease under GAAP.

          "Tax Sharing Agreement" means the Tax Sharing and Indemnification
           ---------------------
     Agreement, dated on or about the date hereof, by and among Columbia/HCA, Holdings and LifePoint Hospitals, Inc.

          "Taxes" shall have the meaning assigned to such term in Section 3.11.
           -----

          "Term Lenders" means Lenders holding Term Loan Commitments, as
           ------------
     identified on Schedule 2.1, and their successors and assigns.

          "Term Loans" means the Tranche A Term Loan and/or the Tranche B Term
           ----------
     Loan.

          "Term Loan Commitments" means the Tranche A Term Loan Commitments
           ---------------------
     and/or the Tranche B Term Loan Commitments.

          "Term Loan Commitment Percentage" means the Tranche A Term Loan
           -------------------------------
     Commitment Percentage and/or the Tranche B Term Loan Commitment Percentage, as appropriate.

          "Term Loan Committed Amounts" means the Tranche A Term Loan Committed
           ---------------------------
     Amount and/or the Tranche B Term Loan Committed Amount.

          "Tranche A Term Lenders" means Lenders holding Tranche A Term Loan
           ----------------------
     Commitments, as identified on Schedule 2.1, and their successors and
                                   ------------
     assigns.

          "Tranche A Term Loan" shall have the meaning assigned to such term in
           -------------------
     Section 2.1(e).

          "Tranche A Term Loan Commitment" means, with respect to each Tranche A
           ------------------------------
     Term Lender, the commitment of such Tranche A Term Lender to make a Tranche A Term Loan advance equal to such Tranche A Term Lender's Tranche A Term Loan Committed Amount (and for purposes of making determinations of Required Lenders and for purposes of calculations referred to in Section 12.6(b), the principal amount outstanding on the Tranche A Term Loan).

          "Tranche A Term Loan Commitment Percentage" means, for each Tranche A
           -----------------------------------------
     Term Lender, a fraction (expressed as a percentage) the numerator of which is the amount of the Tranche A Term Loan Commitment of such Lender at such time and the denominator of which is the aggregate amount of the Tranche A Term Loan Commitment at such time. The initial Tranche A Term Loan Commitment Percentages are set out on Schedule 2.1.
                                           ------------

          "Tranche A Term Loan Committed Amount" means, collectively, the
           ------------------------------------
     aggregate amount of all of the Tranche A Term Loan Commitments and, individually, the amount of each Tranche A Term Lender's Tranche A Term Loan Commitment as specified on Schedule 2.1, as such amounts may be
                                     ------------
     reduced from time to time in accordance with the provisions hereof.

          "Tranche A Term Note" or "Tranche A Term Notes" means the promissory
           -------------------      --------------------
     notes of the Borrower in favor of each of the Tranche A Term Lenders (or nominees thereof) evidencing the Tranche A Term Loan in substantially the form attached as Schedule 2.5-3, individually or collectively, as
                      --------------
     appropriate, as such promissory notes may be amended, modified, supplemented, extended or renewed from time to time.

     "Tranche B Term Lenders" means Lenders holding Tranche B Term Loan
      ----------------------
     Commitments, as identified on Schedule 2.1, and their successors and
                                   ------------
     assigns.

          "Tranche B Term Loan" shall have the meaning assigned to such term in
           -------------------
     Section 2.1(f).

          "Tranche B Term Loan Commitment" means, with respect to each Tranche B
           ------------------------------
     Term Lender, the commitment of such Tranche B Term Lender to make a Tranche B Term Loan advance equal to such Tranche B Term Lender's Tranche B Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date and for purposes of making calculations referred to in Section 12.6(b), the aggregate principal amount of the Tranche B Term Loan).

          "Tranche B Term Loan Commitment Percentage" means, for each Tranche B
           -----------------------------------------
     Term Lender, a fraction (expressed as a percentage) the numerator of which is the amount of the Tranche B Term Loan Commitment of such Lender at such time and the denominator of which is the aggregate amount of the Tranche B Term Loan Commitment at such time. The initial Tranche B Term Loan Commitment Percentages are set out on Schedule 2.1.
                                           ------------

          "Tranche B Term Loan Committed Amount" means, collectively, the
           ------------------------------------
     aggregate amount of all of the Tranche B Term Loan Commitments and, individually, the amount of each Tranche B Term Lender's Tranche B Term Loan Commitment as specified on Schedule 2.1, as such amounts may be
                                     ------------
     reduced from time to time in accordance with the provisions hereof.

          "Tranche B Term Note" or "Tranche B Term Notes" means the promissory
           -------------------      --------------------
     notes of the Borrower in favor of each of the Tranche B Term Lenders (or nominees thereof) evidencing the Tranche B Term Loan in substantially the form attached as Schedule 2.5-3, individually or collectively, as
                      --------------
     appropriate, as such promissory notes may be amended, modified, supplemented, extended or renewed from time to time.

          "Triad" means Triad Hospitals Holdings, Inc., a Delaware corporation,
           -----
     and its successors and permitted assigns.

          "Triad Group Joinder Event" shall have occurred upon the satisfaction
           -------------------------
     or waiver of each of the conditions set forth in Section 5.4.

          "Voting Stock" means, with respect to any Person, Capital Stock issued
           ------------
     by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

          "Wholly Owned Subsidiary" of any Person means any Subsidiary 100% of
           -----------------------
     whose Voting Stock is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

          "Year 2000 Compliant" shall have the meaning assigned to such term in
           -------------------
     Section 7.17.

     1.2  Computation of Time Periods.
          ---------------------------

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     1.3  Accounting Terms.
          ----------------

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 8.1 (or, prior to the delivery of the first financial statements pursuant to Section 8.1, consistent with the annual audited financial statements referenced in Section 7.1(i) hereof); provided, however, if (a) the Borrower shall object to
                --------  -------
determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto after the Closing Date or (b) the Administrative Agent or the Required Lenders shall so object, in either case in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in
Section 8.11 (including without limitation for purposes of the definitions of "Applicable Percentage" and "Pro Forma Basis" hereunder), (i) in connection with any Asset Disposition permitted under Section 9.5, (A) income statement items (whether positive or negative) attributable to the Property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (B) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period and
(ii) in connection with any merger or consolidation permitted under Section 9.4 or any Acquisition referred to in the definition of "Permitted Acquisition",
                                                     ---------------------
income statement items (whether positive or negative) attributable to any Person or Property acquired in any Permitted Acquisition shall, to the extent not otherwise included in such income statements items for the members of the Consolidated Group in accordance with GAAP or in accordance with any defined terms set forth herein, be included to the extent relating to any period applicable in such calculations.

                                   SECTION 2

                               CREDIT FACILITIES

     2.1  Commitments.
          -----------

     (a)  Revolving Commitment.  During the Commitment Period, subject to the
          --------------------
terms and conditions hereof, each Revolving Lender severally agrees to make revolving loans (the "Revolving Loans") to the Borrower in the amount of such
                      ---------------
Revolving Lender's Revolving Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the
                                    --------
Revolving Lenders collectively, the aggregate principal amount of Revolving Obligations at any time shall not exceed ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000) (the "Aggregate Revolving Committed Amount") and (ii) with regard
                     ------------------------------------
to each Revolving Lender individually, such Revolving Lender's Revolving Commitment Percentage of Revolving Obligations at any time shall not exceed such Revolving Lender's Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

     (b)  Letter of Credit Sublimit Commitment.  During the Commitment Period,
          ------------------------------------
subject to the terms and conditions hereof and of the LOC Documents, if any, and such other terms and conditions which the Issuing Lender may reasonably require, the Issuing Lender shall issue, and the Revolving Lenders shall participate severally in, such standby Letters of Credit as the Borrower may request, in form acceptable to the Issuing Lender, for the purposes hereinafter set forth; provided that (i) the aggregate amount of LOC Obligations shall not exceed
--------
TWENTY-FIVE MILLION DOLLARS ($25,000,000) at any time (the "LOC Committed
                                                            -------------
Amount"), (ii) with regard to the Revolving Lenders collectively, the aggregate
------
principal amount of Revolving Obligations at any time shall not exceed the Aggregate Revolving Committed Amount and (iii) with regard to each Revolving Lender individually, such Revolving Lender's Revolving Commitment Percentage of Revolving Obligations at any time shall not exceed such Revolving Lender's Revolving Committed Amount. Letters of Credit issued hereunder shall have an expiry date not more than one year from the date of issuance or extension, and may not extend beyond the date five (5) Business Days prior to the Revolving Commitment Termination Date.

     (c)  Swingline Sublimit Commitment. During the Commitment Period, subject
          -----------------------------
to the terms and conditions hereof, the Swingline Lender agrees to make certain revolving loans (the "Swingline Loans") to the Borrower; provided that (i) the
                      ---------------                    --------
aggregate principal amount of Swingline Loans shall not exceed TEN MILLION DOLLARS ($10,000,000) (the "Swingline Committed Amount"), (ii) with regard to
                            --------------------------
the Revolving Lenders collectively, the aggregate principal amount of Revolving Obligations at any time shall not exceed the Aggregate Revolving Committed Amount and (iii) with regard to each Revolving Lender individually, such Revolving Lender's Revolving Commitment Percentage of Revolving Obligations at any time shall not exceed such Revolving Lender's Revolving Committed Amount. Swingline Loans may consist of Base Rate Loans or Quoted Rate Swingline Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

     (d)  Bridge Term Loan Commitment. On the Closing Date, subject to the terms
          ---------------------------
and conditions hereof, each Bridge Lender severally agrees to make its Bridge Loan Commitment Percentage of a bridge loan (the "Bridge Loan") in the aggregate
                                                  -----------
principal amount of SEVENTY-FIVE MILLION DOLLARS ($75,000,000) to the Borrower for the purposes hereinafter set forth. The Bridge Loan may be comprised of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request. Amounts repaid on the Bridge Loan may not be reborrowed.

     (e)  Tranche A Term Loan Commitment.  On the Closing Date, subject to the
          ------------------------------
terms and conditions hereof, each Tranche A Term Lender severally agrees to make its Tranche A Term Loan Commitment Percentage of a term loan (the "Tranche A
                                                                   ---------
Term Loan") in the aggregate principal amount of SIXTY-FIVE MILLION DOLLARS
---------
($65,000,000) to the Borrower for the purposes hereinafter set forth. The Tranche A Term Loan may be comprised of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request. Amounts repaid on the Tranche A Term Loan may not be reborrowed.

     (f)  Tranche B Term Loan Commitment.  On the Closing Date, subject to the
          ------------------------------
terms and conditions hereof, each Tranche B Term Lender severally agrees to make its Tranche B Term Loan Commitment Percentage of a term loan (the "Tranche B
                                                                   ---------
Term Loan") in the aggregate principal amount of TWO HUNDRED MILLION DOLLARS
---------
($200,000,000) to the Borrower for the purposes hereinafter set forth. The Tranche B Term Loan may be comprised of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request. Amounts repaid on the Tranche B Term Loan may not be reborrowed.

     2.2  Method of Borrowing.
          -------------------

     (a)  Notice of Request for Extensions of Credit. The Borrower shall request
          ------------------------------------------
an Extension of Credit hereunder by written notice (or telephone notice promptly confirmed in writing) as follows:

          (i)    Revolving Loans. In the case of Revolving Loans, to the
                 ---------------
     Administrative Agent not later than 9:00 A.M. (San Francisco, California time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing is attached as Schedule 2.2(a)(i). The Administrative Agent shall
                              ------------------
     give notice to each Revolving Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.2(a)(i), the contents thereof and each such Revolving Lender's share of any borrowing to be made pursuant thereto.

          (ii)   Letters of Credit. In the case of Letters of Credit, to the
                 -----------------
     Issuing Lender with a copy to the Administrative Agent not later than
     9:00 A.M. (San Francisco, California time) on the third Business Day prior to the date of the requested issuance or
     extension (or such shorter period as may be agreed by the Issuing Lender). Each such request for issuance or extension of a Letter of Credit shall be irrevocable and shall specify, among other things, (A) that a Letter of Credit is requested, (B) the date of the requested issuance or extension,
     (C) the type, amount, expiry date and terms on which the Letter of Credit is to be issued or extended, and (D) the beneficiary. A form of Notice of Request for Letter of Credit is attached as Schedule 2.2(a)(ii).
                                                 ------------------

          (iii)  Swingline Loans. In the case of Swingline Loans, to the
                 ---------------
     Swingline Lender not later than 9:00 A.M. (San Francisco, California time) on the Business Day of the requested borrowing. Each such request for borrowing shall be irrevocable and shall specify (A) that a Swingline Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) the interest rate option and maturity requested therefor. A form of Notice of Borrowing is attached as Schedule 2.2(a)(i). Each Swingline Loan shall
                                 ------------------
     have a maturity date as the Borrower may request and the Swingline Lender may agree.

          (iv)   Bridge Loan. In the case of the Bridge Loan, to the
                 -----------
     Administrative Agent not later than 9:00 A.M. (San Francisco, California time) on the Business Day prior to the Closing Date in the case of Base Rate Loans, and on the third Business Day prior to the Closing Date in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that the Bridge Loan is requested, (B) the aggregate principal amount to be borrowed, and (C) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing is attached as Schedule
                                                                      --------
     2.2(a)(i). The Administrative Agent shall give notice to each Bridge Lender
     ---------
     promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(a)(iv), the contents thereof and each such Bridge Lender's share of any borrowing to be made pursuant thereto.

          (v)    Term Loans. In the case of the Term Loans, to the
                 ----------
     Administrative Agent not later than 9:00 A.M. (San Francisco, California time) on the Business Day prior to the Closing Date in the case of Base Rate Loans, and on the third Business Day prior to the Closing Date in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Term Loan is requested and the respective Tranche thereof, (B) the aggregate principal amount to be borrowed, and (C) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing is attached as Schedule 2.2(a)(i). The Administrative Agent shall
                              ------------------
     give notice to each Term Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(a)(v), the contents thereof and each such Term Lender's share of any borrowing to be made pursuant thereto.

     (b)  Minimum Amounts.  Each Loan advance shall be in a minimum principal
          ---------------
amount of $5,000,000, in the case of Eurodollar Loans, or $1,000,000 (or the remaining Committed Amount, if less), in the case of Base Rate Loans, and integral multiples of $250,000 in excess thereof. Each Swingline Loan advance shall be in a minimum principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof.

     (c)  Information Not Provided.  If in connection with any such request for
          ------------------------
an Extension of Credit, the Borrower shall fail to specify (i) an applicable Interest Period in the case of a Eurodollar Loan, the Borrower shall be deemed to have requested an Interest Period of one month, or (ii) the type of loan requested in the case of Revolving Loans, the Term Loan or the Swingline Loan, the Borrower shall be deemed to have requested a Base Rate Loan.

     (e)  Maximum Number of Eurodollar Loans.  In connection with any request
          ----------------------------------
for an Extension of Credit, (i) the Revolving Loans may be comprised of no more than five (5) Eurodollar Loans outstanding at any time, (ii) the Bridge Loan may be comprised of no more than five (5) Eurodollar Loans outstanding at any time,
(iii) the Tranche A Term Loan may be comprised of no more than five (5) Eurodollar Loans outstanding at any time and (iv) the Tranche B Term Loan may be comprised of no more than five (5) Eurodollar Loans outstanding at any time. For purposes hereof, Eurodollar Loans with separate or different Interest Periods will be considered as separate Eurodollar Loans even if their Interest Periods expire on the same date.

     2.3  Interest.
          --------

     Subject to Section 3.1, the Loans hereunder shall bear interest at a per annum rate, payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), as follows:

     (a)  Base Rate Loans.  During such periods as the Loans shall be comprised
          ---------------
of Base Rate Loans, the sum of the Base Rate plus the Applicable Percentage;

     (b)  Eurodollar Loans.  During such periods as the Loans shall be comprised
          ----------------
of Eurodollar Loans, the sum of the Eurodollar Rate plus the Applicable Percentage; and

     (c)  Quoted Rate Swingline Loans.  During such periods as the Swingline
          ---------------------------
Loans shall be comprised of Quoted Rate Swingline Loans, the Quoted Rate.

     2.4  Repayment.
          ---------

     (a)  Revolving Loans.  The principal amount of all Revolving Loans shall be
          ---------------
due and payable in full on the Revolving Commitment Termination Date.

     (b)  Swingline Loans.  The principal amount of all Swingline Loans shall be
          ---------------
due and payable on the earlier of (A) the maturity date agreed to by the Swingline Lender and the Borrower with respect to such Loan, or (B) the Revolving Commitment Termination Date.

     (c)  Bridge Loan. The principal amount of the Bridge Loan shall be due and
          -----------
payable in full on the Bridge Loan Maturity Date.

     (d)  Tranche A Term Loan.  The principal amount of the Tranche A Term Loan
          -------------------
shall be due and payable (i) if the Reorganization and the HTI Release Event have not occurred by such date, in full on the date two (2) days following the Closing Date (or, if not a Business Day, the next succeeding Business Day), and (ii) if the Reorganization and the HTI Release Event have occurred by the date two (2) days following the Closing Date, in twenty (20) consecutive quarterly installments, as follows:

                               Principal                                         Principal
                            Amortization                                       Amortization
      Date                     Payment                   Date                    Payment
      ----                     -------                   ----                    -------
August 11, 1999             $5,000,000             February 11, 2002           $ 2,500,000
November 11, 1999           $5,000,000             May 11, 2002                $ 2,500,000
February 11, 2000           $5,000,000             August 11, 2002             $ 4,375,000
May 11, 2000                $5,000,000             November 11, 2002           $ 4,375,000
August 11, 2000             $2,500,000             February 11, 2003           $ 4,375,000
November 11, 2000           $2,500,000             May 11, 2003                $ 4,375,000
February 11, 2001           $2,500,000             August 11, 2003             $ 1,875,000
May 11, 2001                $2,500,000             November 11, 2003           $ 1,875,000
August 11, 2001             $2,500,000             February 11, 2004           $ 1,875,000
November 11, 2001           $2,500,000             May 11, 2004                $ 1,875,000
                                                                               -----------
                                                   Total                       $65,000,000

     (d)  Tranche B Term Loan.  The principal amount of the Tranche B Term Loan
          -------------------
shall be due and payable (i) if the Reorganization and the HTI Release Event have not occurred by such date, in full on the date two (2) days following the Closing Date (or, if not a Business Day, the next succeeding Business Day) and
(ii) if the Reorganization and the HTI Release Event have occurred by the date two (2) days following the Closing Date, in twenty-six (26) consecutive quarterly installments, as follows:

                               Principal                                         Principal
                            Amortization                                       Amortization
      Date                     Payment                   Date                    Payment
      ----                     -------                   ----                    -------
August 11, 1999             $500,000               November 11, 2002          $    500,000
November 11, 1999           $500,000               February 11, 2003          $    500,000
February 11, 2000           $500,000               May 11, 2003               $    500,000
May 11, 2000                $500,000               August 11, 2003            $  1,000,000
August 11, 2000             $500,000               November 11, 2003          $  1,000,000
November 11, 2000           $500,000               February 11, 2004          $ 23,750,000
February 11, 2001           $500,000               May 11, 2004               $ 23,750,000
May 11, 2001                $500,000               August 11, 2004            $ 23,750,000
August 11, 2001             $500,000               November 11, 2004          $ 23,750,000
November 11, 2001           $500,000               February 11, 2005          $ 23,750,000
February 11, 2002           $500,000               May 11, 2005               $ 23,750,000
May 11, 2002                $500,000               August 11, 2005            $ 23,750,000
August 11, 2002             $500,000               November 11, 2005          $ 23,750,000
                                                                              ------------
                                                   Total                      $200,000,000

     2.5  Notes.
          -----

     The Revolving Loans and Swingline Loans shall be evidenced by the Revolving Notes. The Bridge Loan shall be evidenced by the Bridge Notes. The Term Loans shall be evidenced by the Term Notes.

     2.6  Additional Provisions relating to Letters of Credit.
          ---------------------------------------------------

     (a)  Reports.  The Issuing Lender will provide to the Administrative Agent
          -------
at least monthly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, in form and substance acceptable to the Administrative Agent. In addition, the Issuing Lender will provide to the Administrative Agent for dissemination to the Revolving Lenders at least quarterly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, including, among other things, the Credit Party for whose account the Letter of Credit is issued, the beneficiary, the face amount, and the expiry date. The Issuing Lender will provide copies of the Letters of Credit to the Administrative Agent and the Revolving Lenders promptly upon request.

     (b)  Participation.  Each Revolving Lender, with respect to the Existing
          -------------
Letters of Credit, hereby purchases a participation interest in such Existing Letters of Credit, and with respect to Letters of Credit issued on or after the Closing Date, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Revolving Commitment Percentages of the Revolving Lenders) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Revolving Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each Revolving Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Revolving Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

     (c)  Reimbursement.  In the event of any drawing under any Letter of
          -------------
Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Revolving Lenders make a Revolving Loan in the amount of the drawing as provided in subsection (d) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus the sum of (i) the Applicable Percentage and (ii) two percent (2%). The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Revolving Lenders of the amount of any unreimbursed drawing and each Revolving Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Revolving Lender's Revolving Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Revolving Lender from the Issuing Lender if such notice is received at or before 12:00 Noon (San Francisco, California time) otherwise such payment shall be made at or before 11:00 A.M. (San Francisco, California time) on the Business Day next succeeding the day such notice is received. If such Revolving Lender does not pay such amount to the Issuing Lender in full upon such request, such Revolving Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Revolving Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Revolving Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Revolving Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Revolving Lender to the Issuing Lender, such Revolving Lender shall, automatically and without any further action on the part of the Issuing Lender or such Revolving Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

     (d)  Repayment with Revolving Loans. On any day on which the Borrower
          ------------------------------
shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Revolving Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.2(a)(i) with respect thereto) shall be immediately made to the Borrower by all Revolving Lenders (notwithstanding any termination of the Commitments pursuant to Section 10.2) pro rata based on the respective Revolving
                                      --------
Commitment Percentages of the Revolving Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 10.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Revolving Lender hereby irrevocably agrees to make
its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not
                   ---------------
comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or
(vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any Credit Party), then each such Revolving Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such participation in the outstanding LOC Obligations as shall be necessary to cause each such Revolving Lender to share in such LOC Obligations ratably (based upon the respective Commitment Percentages of the Revolving Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 10.2)), provided that in the event such payment
                                        --------
is not made on the day of drawing, such Revolving Lender shall pay in addition to the Issuing Lender interest on the amount of its unfunded Participation Interest at a rate equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate, and thereafter at the Base Rate.

     (e)  Designation of other Credit Parties as Account Parties.
          ------------------------------------------------------
Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a)(ii) hereof, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Credit Party, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

     (f)  Renewal, Extension.  The renewal or extension of any Letter of Credit
          ------------------
shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     (g)  Uniform Customs and Practices.  The Issuing Lender may have the
          -----------------------------
Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

     (h)  Indemnification; Nature of Issuing Lender's Duties.
          --------------------------------------------------

          (i) In addition to its other obligations under this Section 2.6, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").
             ----------------

          (ii) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

          (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

          (iv) Nothing in this subsection (h) is intended to limit the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the Borrower under this subsection (h) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

          (v) Notwithstanding anything to the contrary contained in this subsection (h), the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender
     (A) arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

     (i)  Responsibility of Issuing Lender.It is expressly understood and agreed
          --------------------------------
that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section
5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing
                                                 --------  -------
set forth in this Section 2.6 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.6 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

     (j)  Conflict with LOC Documents.  Solely as among the parties hereto, in
          ---------------------------
the event of any conflict between this Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

     2.7  Additional Provisions relating to Swingline Loans.
          -------------------------------------------------

     The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Revolving Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that
                                                       --------  -------
any such demand shall be deemed to have been given one Business Day prior to the Revolving Commitment Termination Date and on the date of the occurrence of any Event of Default described in Section 10.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 10.2. Each Revolving Lender hereby irrevocably agrees to make its Revolving Commitment Percentage of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such borrowing may not comply with the minimum
---------------
amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Revolving Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participation Interests in the outstanding Swingline Loans as shall be necessary to cause each such Revolving Lender to share in such Swingline Loans ratably based upon its Revolving Commitment Percentage of the Revolving Committed Amount

(determined before giving effect to any termination of the Commitments pursuant to Section 3.4), provided that (A) all interest payable on the Swingline Loans
                 --------
shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is funded and (B) at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Revolving Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of Section 2.4(b), interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to the Federal Funds Rate.


                                   SECTION 3

                OTHER PROVISIONS RELATING TO CREDIT FACILITIES
                ----------------------------------------------

     3.1  Default Rate.
          ------------

     Upon the occurrence, and during the continuance, of an Event of Default,
(i) the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Base Rate plus 2%) and (ii)
                                                               ----
Letter of Credit Fee shall accrue at a per annum rate 2% greater than the rate which would otherwise be applicable.

     3.2  Continuation and Conversion.
          ---------------------------

     The Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as
                                     --------  -------
provided in Section 3.8, Eurodollar Loans may be converted into Base Rate Loans or extended as Eurodollar Loans for new Interest Periods only on the last day of the Interest Period applicable thereto, (ii) without the consent of the Required Lenders, Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if the conditions precedent set forth in Section 5.2 are satisfied on the date of Continuation or Conversion, (iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" and shall be in such minimum amounts as provided
               ---------------
in Section 2.2(b), (iv) no more than five (5) Eurodollar Loans which comprise Revolving Loans, no more than five (5) Eurodollar Loans which comprise the Bridge Loan, no more than five (5) Eurodollar Loans which comprise the Tranche A Term Loan and no more than five (5) Eurodollar Loans which comprise the Tranche B Term Loan shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, Continuations and Conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period) and (v) any request for Continuation or Conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such Continuation or Conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephonic notice promptly confirmed in writing) to the office of the

Administrative Agent specified in Schedule 2.1, or at such other office as the
                                  -------------
Administrative Agent may designate in writing, prior to 9:00 A.M. (San Francisco, California time) on the Business Day of, in the case of the Conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the Continuation of a Eurodollar Loan as, or Conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed Continuation or Conversion, specifying the date of the proposed Continuation or Conversion, the Loans to be so Continued or Converted, the types of Loans into which such Loans are to be Converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for Continuation or Conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (a), (b), (c),
(d) and (e) of Section 5.2. In the event the Borrower fails to request Continuation or Conversion of any Eurodollar Loan in accordance with this Section, or any such Conversion or Continuation is not permitted or required by this Section, then such Eurodollar Loan shall be automatically Converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

     3.3  Prepayments.
          -----------

          (a)  Voluntary Prepayments. The Loans may be repaid in whole or in
               ---------------------
part without premium or penalty (other than as provided in Section 3.3(d)); provided that (i) Eurodollar Loans may be prepaid only upon three (3) Business
--------
Days' prior written notice to the Administrative Agent and must be accompanied by payment of any amounts owing under Section 3.12, and (ii) partial prepayments shall be minimum principal amounts of $1,000,000, in the case of Eurodollar Loans, and $1,000,000, in the case of Base Rate Loans, and in integral multiples of $1,000,000 in excess thereof.

          (b)  Mandatory Prepayments.
               ---------------------

               (i)   Revolving Committed Amount. If at any time, (A) the
                     --------------------------
     aggregate principal amount of Revolving Obligations shall exceed the Aggregate Revolving Committed Amount, (B) the aggregate amount of LOC Obligations shall exceed the LOC Committed Amount or (C) the aggregate principal amount of Swingline Loans shall exceed the Swingline Committed Amount, the Borrower shall immediately make payment on the Revolving Loans, on the Swingline Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate the excess.

               (ii)  Asset Dispositions.
                     ------------------

                     (A) Approved Asset Dispositions. The Loans shall be prepaid
                         ---------------------------
     as hereafter provided in an amount equal to the Net Proceeds received from any Approved Asset Disposition in an amount equal to (i) one hundred percent (100%) of such Net Proceeds until the Bridge Loan is paid in full and (ii) after the Bridge Loan has been paid in full, (x) if the Consolidated Total Leverage Ratio is greater than or equal to 3.25:1.0 (as of the end of the fiscal quarter immediately preceding the date of such Approved Asset Disposition), fifty percent (50%) of such Net Proceeds, and
     (y) if the Consolidated Total Leverage Ratio is less than 3.25:1.0 (as of the end of the fiscal quarter immediately preceding the date of such Approved Asset Disposition), zero percent (0%) of such Net Proceeds; provided that payment of such Net
                                        --------
     Proceeds need not be made until such time as the aggregate amount payable hereunder shall be at least $1,000,000 at any time.

                     (B) Other Asset Dispositions. The Loans shall be prepaid as
                         ------------------------
     hereafter provided in an amount equal to one hundred percent (100%) of the Net Proceeds received from any Asset Disposition other than Approved Asset Dispositions to the extent (A) such Net Proceeds are not reinvested in the same or similar property or assets within twelve (12) months of the date of such Asset Disposition, and (B) the aggregate amount of such Net Proceeds not reinvested in accordance with the foregoing clause (A) shall exceed $5,000,000 in any fiscal year; provided that payment of the Net Proceeds
                                    --------
     which exceed the foregoing threshold amount need not be made until such time as the aggregate amount payable in excess of such threshold shall be at least $1,000,000 at any time.

               (iii) Debt Transactions.  The Loans shall be prepaid as
                     -----------------
     hereafter provided in an amount equal to one hundred percent (100%) of the Net Proceeds received from any Debt Transaction.

               (iv)  Equity Transactions. The Loans shall be prepaid as
                     -------------------
     hereafter provided in an amount equal to one hundred percent (100%) of the Net Proceeds received from any Equity Transaction.

          (c)  Application.
               -----------

               (i)   Voluntary Prepayments. Voluntary prepayments on the
                     ---------------------
     Revolving Obligations shall be applied as specified by the Borrower. Voluntary prepayments on the Bridge Loan or the Term Loans shall be applied first to the Bridge Loan until paid in full, and thereafter, ratably to the Tranche A Term Loan and the Tranche B Term Loan (in each case ratably to the remaining principal amortization installments thereof) until paid in full, and thereafter, to the Revolving Obligations (with a corresponding reduction in the Revolving Committed Amount in an amount equal to all amounts applied to the Revolving Obligations pursuant to this Section 3.3(c)(i)). Within the parameters of the applications set forth above, voluntary prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans and Quoted Rate Swingline Loans in direct order of Interest Period maturities.

               (ii)  Mandatory Prepayments.
                     ---------------------

                     (A) Prepayments in respect of Asset Dispositions. Mandatory
                         --------------------------------------------
     prepayments made under subsection (b)(ii)(A) in respect of Approved Asset Dispositions shall be applied first to the Bridge Loan until paid in full, and thereafter, ratably to the Tranche A Term Loan and the Tranche B Term Loan (in each case ratably to the remaining principal amortization installments thereof) until paid in full, and thereafter, to the Revolving Obligations (with a corresponding permanent reduction in the Revolving Committed Amount in an amount equal to all amounts applied to the Revolving Obligations pursuant to this Section 3.3(c)(ii)(A)). Mandatory prepayments made under subsection (b)(ii)(B) in respect of other asset dispositions shall be applied first to the Bridge Loan until paid in full, then the next $150 million in Net Proceeds shall be applied ratably to the Tranche A Term Loan and the Tranche B Term Loan (in each case ratably to the remaining principal amortization installments thereof), or until paid in full, and thereafter ratably to the remaining Obligations hereunder (based, in the case of the Revolving Obligations, on the Revolving Commitments, and with a corresponding permanent reduction in the Revolving Committed Amount in an amount equal to all such amounts applied to the Revolving Obligations pursuant to this Section 3.3(c)(ii)(A)). Within the parameters of the applications set forth above, mandatory prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans and Quoted Rate Swingline Loans in direct order of Interest Period maturities

                     (B)  Prepayments in respect of Debt Transactions or Equity
                         -----------------------------------------------------
     Transactions. Mandatory prepayments made under subsection (b)(iii) in
     ------------
     respect of Debt Transactions or under subsection (b)(iv) in respect of Equity Transactions shall be applied first to the Bridge Loan until paid in full, and thereafter, ratably to the Tranche A Term Loan and the Tranche B Term Loan (in each case ratably to the remaining principal amortization installments thereof) until paid in full, and thereafter, to the Revolving Obligations (with a corresponding permanent reduction in the Revolving Committed Amount in an amount equal to all amounts applied to the Revolving Obligations pursuant to this Section 3.3(c)(ii)(B)). Within the parameters of the applications set forth above, mandatory prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans and Quoted Rate Swingline Loans in direct order of Interest Period maturities.

               (iii) Availability. Amounts prepaid on the Revolving Obligations
                     ------------
     may, subject to the terms and conditions hereof, be reborrowed. Amounts prepaid on the Bridge Loan and the Term Loans may not be reborrowed.

               (iv)  Declined Prepayments. One or more holders of the Tranche B
                     --------------------
     Term Loans may decline to accept a voluntary prepayment under Section 3.3(a) or a mandatory prepayment under Section 3.3(b) to the extent the outstanding principal amount of the Bridge Loan and the Tranche A Term Loan is sufficient to be paid with such prepayment, in which case such declined prepayments shall be applied first to the Bridge Loan, if not then paid in full, and thereafter, to the Tranche A Term Loan.

          (d)  Prepayment Penalty. In the event the Borrower voluntarily elects
               ------------------
     to prepay in whole or in part the Tranche B Term Loan between the Closing Date and May 11, 2000 as permitted by Section 3.3(a), the Borrower shall be obligated to pay a prepayment penalty equal to two percent (2.0%) of the principal amount prepaid, and in the event the Borrower voluntarily elects to prepay in whole or in part the Tranche B Term Loan between May 11, 2000 and May 11, 2001 as permitted by Section 3.3(a), the Borrower shall be obligated to pay a prepayment penalty equal to one percent (1.0%) of the principal amount prepaid. After two years from the Closing Date, the Borrower may prepay the Tranche B Term Loan without a prepayment penalty or fee.

     3.4  Reduction and Termination of Revolving Commitments.
          --------------------------------------------------

          (a)  Voluntary Reduction of Revolving Commitments.  The Revolving
               --------------------------------------------
Commitments may be terminated or permanently reduced in whole or in part upon three (3) Business Days' prior written notice to the Administrative Agent, provided that (i) after giving effect to any voluntary reduction the aggregate
--------
amount of Revolving Obligations shall not exceed the Aggregate Revolving Committed Amount, as reduced, and (ii) partial reductions shall be in a minimum principal amount of $5,000,000, and in integral multiples of $1,000,000 in excess thereof.

          (b)  Mandatory Reduction of Revolving Commitments. On any date that
               --------------------------------------------
the Revolving Obligations are required to be prepaid pursuant to the terms of
Section 3.3(b), the Revolving Commitments automatically shall be permanently reduced by the amount of such required prepayment.

          (c)  Termination of Revolving Commitments. The Revolving Commitments
               ------------------------------------
hereunder shall terminate on the Revolving Commitment Termination Date.

     3.5  Fees.
          ----

               (a)  Commitment Fee. In consideration of the Revolving
                    --------------
     Commitments hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Revolving Lenders a commitment fee (the "Commitment Fee") for the period from the Closing Date to the
           --------------
     Revolving Commitment Termination Date equal to the Applicable Percentage per annum on the actual daily unused amount of the Revolving Committed Amount for the applicable period. The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date and on the Revolving Commitment Termination Date. For purposes of computation of the Commitment Fee, Swingline Loans shall not be counted toward or considered usage under the Revolving Committed Amount.

          (b)  Letter of Credit Fees.
               ---------------------

               (i)  Letter of Credit Issuance Fee. In consideration of the
                    -----------------------------
          issuance of standby Letters of Credit hereunder, the Borrower promises to pay to the Administrative Agent for the account of each Revolving Lender a fee (the "Letter of Credit Fee") on such Revolving Lender's
                             --------------------
          Revolving Commitment Percentage of the actual daily maximum amount available to be drawn under each such standby Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage for Revolving Loans which are Eurodollar Loans. The Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date and on the Revolving Commitment Termination Date.

               (ii) Issuing Lender Fees. In addition to the Letter of Credit Fee
                    -------------------
          payable pursuant to clause (i) above, the Borrower promises to pay to the Issuing Lender without sharing by the other Lenders (i) a letter of credit fronting fee of one-fourth of one percent (0.25%) on the actual daily maximum amount available to be drawn under each Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration and (ii) the customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing
                                                                         -------
          Lender Fees").
          ------------

          (c)  Administrative Fees. The Borrower agrees to pay to the
               -------------------
     Administrative Agent, for its own account, the fees referred to in the Administrative Agent's Fee Letter.

     3.6  Capital Adequacy.
          ----------------

     If any Lender has determined that, after the date hereof, the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any law, rule or regulation regarding capital adequacy applicable to such Lender (or its parent holding company or its Applicable Lending Office), or compliance by such Lender (or its parent holding company or its Applicable Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

     3.7  Limitation on Eurodollar Loans.
          ------------------------------

     If on or prior to the first day of any Interest Period for any Eurodollar
Loan:

          (a) the Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

          (b) the Required Lenders determine (which determination shall be conclusive) and notify the Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, and the

Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or Convert such Eurodollar Loans into Base Rate Loans in accordance with the terms of this Credit Agreement.

     3.8  Illegality.
          ----------

     Notwithstanding any other provision of this Credit Agreement, in the event that it becomes unlawful for any Lender (or its Applicable Lending Office) to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.10 shall be applicable).

     3.9  Requirements of Law.
          -------------------

     If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

               (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Notes, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes in respect of any Eurodollar Loans (other than franchise taxes and taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

               (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurodollar Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

               (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Credit Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes with respect to any Eurodollar Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this

Section 3.9, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.10 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 3.9 shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, the coming into effect of the Treasury regulations issued on October 6, 1997 (as revised prior to the date hereof) with respect to new withholding forms shall not constitute a change in applicable law, rule or regulation under this Section 3.9.

     3.10  Treatment of Affected Loans.
           ---------------------------

     If the obligation of any Lender to make any Eurodollar Loan or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a Conversion required by Section 3.8 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to such Conversion no longer exist:

           (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

           (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this
Section 3.10 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

     3.11  Taxes.
           -----

           (a) Any and all payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in
                                                                ---------
     the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or maintained or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by
                                 -----
     law to deduct or withhold any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 3.11) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions or withholdings,
     (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other Governmental Authority in accordance with applicable law, and (iv) within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 12.1, the original or a certified copy of a receipt evidencing payment thereof.

           (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").
                                                        -----------

           (c) The Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.11) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

           (d) Each Lender that is not a United States person under Section 7701(a)(30) of the Code, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which eliminates the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and/or (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

          (e) For any period with respect to which a Lender has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to Section 3.11(d) (unless such failure is due to a change in treaty, law, or regulation enacted or promulgated subsequent to the date on which a form with respect to such Lender originally was required to be provided), such Lender shall not be entitled to indemnification under
     Section 3.11(a) or 3.11(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt
             --------  -------
     from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender, at such Lender's expense, to recover such Taxes.

          (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.11, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the sole judgment of such Lender, is not otherwise materially disadvantageous to such Lender.

          (g) If any Lender determines that it has recovered or used as a credit any amount withheld on its account pursuant to Section 3.9 or
     Section 3.11, it shall reimburse (without any interest) the Borrower to the extent of such amount so determined to have been recovered (to the extent of any tax benefit actually received) or used as a credit, provided that nothing in this paragraph (g) shall require any Lender to make available its tax returns (or any other information relating to its taxes which it deems to be confidential).

          (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.11 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     3.12 Compensation.
          ------------

     Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (excluding loss of anticipated profits) incurred by it as a result of:

          (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, (i) in connection with any assignment pursuant to Section 12.3(b) as part of the primary syndication of the Loans during the 90-day period immediately following the Closing Date and (ii) the acceleration of the Loans pursuant to Section 10.2) on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Section 5 to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Credit Agreement.

With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, Converted or Continued, for the period from the date of such prepayment or of such failure to borrow, Convert or Continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, Convert or Continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (b) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. Without prejudice to the survival of any other agreement of the Borrower hereunder, the covenants of the Borrower set forth in this Section 3.12 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     3.13 Pro Rata Treatment.
          ------------------

     Except to the extent otherwise provided herein:

          (a)  Loans.  Each Revolving Loan advance, each payment or prepayment
               -----
     of principal of any Revolving Loan (other than Swingline Loans) or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Revolving Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Commitment Fees, each payment of the Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Revolving Loan (other than Swingline Loans), shall be allocated pro rata among the Revolving Lenders in accordance with the respective Revolving Commitment Percentages. Each Bridge Loan advance, each payment or prepayment of principal on the Bridge Loan, each payment of interest on the Bridge Loan and each conversion or extension of any Loan comprising the Bridge Loan, shall be allocated pro rata among the Bridge Lenders in accordance with the respective principal amounts of their respective Bridge Loan Commitment Percentages. Each Tranche A Term Loan advance, each payment or prepayment of principal on the Tranche A Term Loan, each payment of interest on the Tranche A Term Loan and each conversion or extension of any Loan comprising the Tranche A Term Loan, shall be allocated pro rata among the Tranche A Term Lenders in accordance with the respective principal amounts of their respective Tranche A Term Loan

     Commitment Percentages. Each Tranche B Term Loan advance, each payment or prepayment of principal on the Tranche B Term Loan, each payment of interest on the Tranche B Term Loan and each conversion or extension of any Loan comprising the Tranche B Term Loan, shall be allocated pro rata among the Tranche B Term Lenders in accordance with the respective principal amounts of their respective Tranche B Term Loan Commitment Percentages.

          (b)  Advances. No Lender shall be responsible for the failure or delay
               --------
     by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to
                          --------  -------
     fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any requested borrowing that such Lender does not intend to make available to the Administrative Agent its ratable share of such borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of such borrowing, and the Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Rate.

     3.14 Sharing of Payments.
          -------------------

     The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Participation Interest as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.14 to share in the benefits of any recovery on such secured claim.

     3.15 Payments, Computations, Etc.
          ---------------------------

          (a)  Generally.  Except as otherwise specifically provided herein, all
               ---------
     payments hereunder shall be made to the Administrative Agent in Dollars in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Administrative Agent's office specified in
     Schedule 2.1 not later than 11:00 A.M. (San Francisco, California time) on
     ------------
     the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower maintained with the Administrative Agent (with notice to the Borrower). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Administrative Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders in such manner as the Administrative Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.13(a)). The Administrative Agent will distribute such payments to such Lenders, if any such payment is received prior to 11:00 A.M. (San Francisco, California time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which shall be calculated based on a year of

     365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

          (b)  Allocation of Payments After Event of Default. Notwithstanding
               ---------------------------------------------
     any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received on or in respect of the Obligations (or other amounts owing under the Credit Documents in connection therewith) shall be paid over or delivered as follows:

               FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the collateral agent incurred in connection with the execution of its duties as collateral agent in exercising or attempting to exercise rights and remedies in respect of the collateral and all protective advances made with respect thereto;

               SECOND, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights and remedies of the Lenders under the Credit Documents and any protective advances made with respect thereto;

               THIRD, to payment of any fees owed to the Administrative Agent;

               FOURTH, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders hereunder in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Obligations owing to such Lender;

               FIFTH, to the payment of all accrued interest and fees on or in respect of the Obligations;

               SIXTH, to the payment of the outstanding principal amount of the Obligations hereunder (including the payment or cash collateralization of the outstanding LOC Obligations);

               SEVENTH, to all other Obligations hereunder and other obligations which shall have become due and payable under the Credit Documents otherwise and not repaid pursuant to clauses "FIRST" through "SIXTH" above; and

               EIGHTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

     In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) except as otherwise provided, the Lenders shall receive amounts ratably in accordance with their respective pro rata share (based on the proportion that the then outstanding Obligations held by such Lenders bears to the aggregate amount of Obligations then outstanding) of amounts available to be applied pursuant to clauses "FOURTH", "FIFTH", "SIXTH" and "SEVENTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "SIXTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.15(b).

     3.16 Evidence of Debt.
          ----------------

          (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

          (b)  The Administrative Agent shall maintain the Register pursuant to
     Section 12.3(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from or for the account of the Borrower and each Lender's share thereof. The Administrative Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

          (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.16 (and, if consistent with the entries of the Administrative Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the
                                                   --------  -------
     failure of any Lender or the Administrative Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans and other obligations owing to such Lender.


                                   SECTION 4

                            [INTENTIONALLY OMITTED]

                                   SECTION 5

                                  CONDITIONS
                                  ----------

     5.1  Closing Conditions.
          ------------------

     The obligation of the Lenders to enter into this Credit Agreement and to make the initial Loans or the Issuing Lender to issue the initial Letter of Credit, whichever shall occur first, shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Lenders):

          (a)  Executed Credit Documents. Receipt by the Administrative Agent of
               -------------------------
     multiple counterparts of: (i) this Credit Agreement and (ii) the Notes, each duly executed by an appropriate officer of the parties thereto.

          (b)  Financial Information.  Receipt of such financial information
               ---------------------
     regarding HTI, Holdings, Triad and their respective Subsidiaries as may be requested by, and in each case in form and substance satisfactory to, the Administrative Agent and the Lenders.

          (c)  Senior Subordinated Notes. Receipt by the Administrative Agent of
               -------------------------
     evidence that HTI shall have received gross proceeds from the sale of the Senior Subordinated Notes in an aggregate principal amount of at least $325,000,000. The Administrative Agent shall have received a copy, certified by an Executive Officer of HTI as true and complete, of the indenture or other governing instrument relating thereto, as originally executed and delivered, together with all exhibits and schedules thereto. The indenture or other governing instrument relating to the Senior Subordinated Notes shall be in form and substance satisfactory to the Administrative Agent.

          (d)  Columbia/HCA Side Letter.  Receipt by the Administrative Agent of
               ------------------------
     a side letter dated as of the Closing Date provided by Columbia/HCA in which Columbia/HCA represents and warrants that (i) the only material assets owned by Columbia/HCA are the capital stock of HTI and the Columbia/HCA Debt, (ii) other than as described in clause (i), all other assets of Columbia/HCA have been transferred to and owned by HTI and its Subsidiaries and (iii) the Columbia/HCA Debt shall be subordinated in right of payment to all of the indebtedness, liabilities and obligations of the Credit Parties under the Credit Documents.

          (e)  Corporate Documents.  Receipt by the Administrative Agent of the
               -------------------
     following:

               (i)   Charter Documents. Copies of the articles or certificates
                     -----------------
          of incorporation or other charter documents of HTI certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of HTI to be true and correct as of the Closing Date.

               (ii)  Bylaws.  A copy of the bylaws of HTI certified by a
                     ------
          secretary or assistant secretary of HTI to be true and correct as of the Closing Date.

               (iii) Resolutions.  Copies of resolutions of the Board of
                     -----------
          Directors of HTI approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of HTI to be true and correct and in force and effect as of the Closing Date.

               (iv)  Good Standing. Copies of (A) certificates of good standing,
                     -------------
          existence or its equivalent with respect to HTI certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect and (B) to the extent available, a certificate indicating payment of all corporate or comparable franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

               (v)   Incumbency. An incumbency certificate of HTI certified by a
                     ----------
          secretary or assistant secretary to be true and correct as of the Closing Date.

          (f)  Opinions of Counsel.  The Administrative Agent shall have
               -------------------
     received opinions of counsel in form and substance satisfactory to the Required Lenders.

          (g)  Corporate Structure.  Receipt by the Administrative Agent of the
               -------------------
     corporate capital and ownership structure of the members of the Consolidated Group (prior to the Reorganization).

          (h)  Material Adverse Effect.  No material adverse change shall have
               -----------------------
     occurred since December 31, 1998 in the condition (financial or otherwise), business, management or prospects of HTI and its Subsidiaries taken as a whole, Holdings and its Subsidiaries taken as a whole or Triad and its Subsidiaries taken as a whole.

          (i)  Litigation.  There shall not exist (i) any order, decree,
               ----------
     judgment, ruling or injunction which restrains, or seeks to restrain or to obtain damages as a result of, the consummation of the Reorganization in the manner contemplated by the Distribution Agreement or (ii) any pending or threatened action, suit, investigation or proceeding against a HTI, Holdings, Triad or any of their respective Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

          (j)  Distribution Agreement.  The Administrative Agent shall have
               ----------------------
     received copies, each certified by an Executive Officer of Triad as true and complete and in full force and effect, of the Distribution Agreement, the Tax Sharing Agreement and all other material documents relating to the Reorganization, each as originally executed and delivered, together with all exhibits and schedules. The Distribution Agreement, the Tax Sharing Agreement and all other material documents relating to the Reorganization shall be in form and substance satisfactory to the Administrative Agent including, without limitation, the indemnification provisions (including title indemnity covering the assets involved in the Reorganization) contained in the Distribution Agreement.

          (k)  Fees and Expenses.  Payment by the Credit Parties of all fees and
               -----------------
     expenses owed by them to the Lenders and the Administrative Agent, including, without limitation, payment to the Administrative Agent of the fees set forth in the Administrative Agent's Fee Letter.

          (l)  Other.  Receipt by the Lenders of such other documents,
               -----
     instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities, corporate structure and management of HTI, Holdings, Triad and their respective Subsidiaries, which information may include, if requested by the Lenders, (a) asset appraisal reports with respect to all real and personal property owned by HTI, Holdings, Triad and their respective Subsidiaries and (b) a written audit of the accounts receivable, inventory, payables, controls and systems of HTI, Holdings, Triad and their respective Subsidiaries.

     5.2  Conditions to all Extensions of Credit.
          --------------------------------------

     The obligation of each Lender to make any Extension of Credit hereunder (including the initial Extension of Credit to be made hereunder) is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

          (a)  Representations and Warranties. The representations and
               ------------------------------
warranties made by the Borrower herein (other than, after the HTI Release Event, the representations and warranties made in Section 6 herein) or by the Credit Parties in any other Credit Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (except for those which expressly relate to an earlier date).

          (b)  No Default or Event of Default. No Default or Event of Default
               ------------------------------
shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date and the application of the proceeds thereof unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

          (c)  Involuntary Bankruptcy or Insolvency.  There shall not have been
               ------------------------------------
commenced against any of the Credit Parties an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and shall remain undismissed, undischarged or unbonded.

          (d)  No Material Adverse Effect. No circumstances, events or
               --------------------------
conditions shall have occurred since December 31, 1998 which could reasonably be expected to have a Material Adverse Effect.

          (e)  Triad Group Joinder Event. With respect to each Extension of
               -------------------------
Credit other than the initial borrowing by HTI, the Triad Group Joinder Event shall have occurred.

          (f)  Additional Conditions to Revolving Loans.  If a Revolving Loan is
               ----------------------------------------
requested pursuant to Sections 2.1 and 2.2, all conditions set forth therein shall have been satisfied.

          (g)  Additional Conditions to Letters of Credit.  If the issuance of a
               ------------------------------------------
Letter of Credit is requested pursuant to Sections 2.1 and 2.2, all conditions set forth therein shall have been satisfied.

          (h)  Additional Conditions to Swingline Loans.  If a Swingline Loan is
               ----------------------------------------
requested pursuant to Sections 2.1 and 2.2, all conditions set forth therein shall have been satisfied.

          (i)  Additional Conditions to Bridge Loan Advance. If a Bridge Loan
               --------------------------------------------
advance is requested pursuant to Sections 2.1 and 2.2, all conditions set forth therein shall have been satisfied.

          (j)  Additional Conditions to Term Loan Advance. If a Term Loan
               ------------------------------------------
advance is requested pursuant to Sections 2.1 and 2.2, all conditions set forth therein shall have been satisfied.

     Each request for an Extension of Credit (including extensions and conversions) and each acceptance by the Borrower of an Extension of Credit (including extensions and conversions) shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a), (b), (c) and (d), and in (e), (f), (g), (h) or (i) of this subsection have been satisfied.

     5.3  Conditions to Release of HTI from Credit Agreement.
          --------------------------------------------------

     Upon the satisfaction of each of the following conditions (in form and substance acceptable to the Required Lenders), the Administrative Agent, on behalf of itself and each of the Lenders, shall execute and deliver (and each of the Lenders hereby authorized the Administrative Agent to execute and deliver) a Release of Borrower in favor of HTI:

          (a)  Section 5 Conditions. Each of the conditions set forth in Section
               --------------------
     5.1 shall have been satisfied.

          (b)  Holdings Group Joinder Documents.  Receipt by the Administrative
               --------------------------------
     Agent of multiple counterparts of: (i) an Assumption Agreement duly executed by Holdings, (ii) the HTI Guaranty Agreement and (iii) replacement Notes duly executed by Holdings, each duly executed by an appropriate officer of the parties thereto.

          (c) Corporate Documents.  Receipt by the Administrative Agent of the
              -------------------
     following:

              (i)  Charter Documents.  Copies of the articles or certificates of
                   -----------------
          incorporation or other charter documents of Holdings certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of Holdings to be true and correct as of the Closing Date.

              (ii)  Bylaws.  A copy of the bylaws of Holdings certified by a
                    ------
          secretary or assistant secretary of Holdings to be true and correct as of the Closing Date.

              (iii)  Resolutions.  Copies of resolutions of the Board of
                     -----------
          Directors of Holdings approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of Holdings to be true and correct and in force and effect as of the Closing Date.

              (iv)  Good Standing.  Copies of (A) certificates of good standing,
                    -------------
          existence or its equivalent with respect to Holdings certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect and (B) to the extent available, a certificate indicating payment of all corporate or comparable franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

              (v)  Incumbency.  An incumbency certificate of Holdings certified
                   ----------
          by a secretary or assistant secretary to be true and correct as of the Closing Date.

          (d) Opinions of Counsel. The Administrative Agent shall have received
              -------------------
     opinions of counsel in form and substance satisfactory to the Required Lenders.

          (e) Distribution Agreement. The dropdown of indebtedness and assets to
              ----------------------
     Holdings contemplated in the Distribution Agreement shall have been consummated substantially in accordance with the terms and conditions of the Distribution Agreement and in compliance with all applicable laws and regulatory approvals, and all conditions precedent to the obligations of the parties thereunder shall have been satisfied. There shall not have been any material modification, amendment, supplement or waiver to the Distribution Agreement, the Tax Sharing Agreement or any other material documents relating to the Reorganization without the prior written consent of the Administrative Agent, including, but not limited to, any modification, amendment, supplement or waiver relating to all disclosure schedules and exhibits.

          (f) Litigation.  There shall not exist (i) any order, decree,
              ----------
     judgment, ruling or injunction which restrains, or seeks to restrain or to obtain damages as a result of, the consummation of the Reorganization in the manner contemplated by the Distribution Agreement or (ii) any pending or threatened action, suit, investigation or proceeding against HTI, Holdings, Triad or any of their respective Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

     5.4  Conditions to Release of Holdings from the Credit Agreement.
          -----------------------------------------------------------

     Upon the satisfaction in order of each of the following conditions (in form and substance acceptable to the Required Lenders), the Administrative Agent, on behalf of itself and each of the Lenders, shall execute and deliver (and each of the Lenders hereby authorized the Administrative Agent to execute and deliver) a Release of Borrower in favor of Holdings:

          (a) Section 5 Conditions.  Each of the conditions set forth in Section
              --------------------
     5.1 and Section 5.3 shall have been satisfied.

          (b) Triad Group Joinder Documents.  Receipt by the Administrative
              -----------------------------
     Agent of multiple counterparts of: (i) an Assumption Agreement duly executed by Triad, (ii) the Guaranty Agreement duly executed by Holdings and (iii) replacement Notes duly executed by Triad, each duly executed by an appropriate officer of the parties thereto.

          (c) Corporate Documents.  Receipt by the Administrative Agent of the
              -------------------
     following:

              (i)  Charter Documents.  Copies of the articles or certificates of
                   -----------------
          incorporation or other charter documents of Triad certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of Triad to be true and correct as of the Closing Date.

              (ii)  Bylaws.  A copy of the bylaws of Triad certified by a
                    ------
          secretary or assistant secretary of Triad to be true and correct as of the Closing Date.

              (iii) Resolutions.  Copies of resolutions of the Board of
                    -----------
          Directors of Triad approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of Triad to be true and correct and in force and effect as of the Closing Date.

              (iv)  Good Standing.  Copies of (A) certificates of good standing,
                    -------------
          existence or its equivalent with respect to Triad certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect and (B) to the extent available, a certificate indicating payment of all corporate or comparable franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

              (v) Incumbency.  An incumbency certificate of Triad certified by a
                  ----------
     secretary or assistant secretary to be true and correct as of the Closing Date.

          (d) Opinions of Counsel. The Administrative Agent shall have received
              -------------------
     opinions of counsel in form and substance satisfactory to the Required Lenders.

          (e) Distribution Agreement. The dropdown of indebtedness and assets to
              ----------------------
     Triad contemplated in the Distribution Agreement shall have been consummated substantially in accordance with the terms and conditions of the Distribution Agreement and in compliance with all applicable laws and regulatory approvals, and all conditions precedent to the obligations of the parties thereunder shall have been satisfied. There shall not have been any material modification, amendment, supplement or waiver to the Distribution Agreement, the Tax Sharing Agreement or any other material documents relating to the Reorganization without the prior written consent of the Administrative Agent, including, but not limited to, any modification, amendment, supplement or waiver relating to all disclosure schedules and exhibits.

          (f) Litigation.  There shall not exist (i) any order, decree,
              ----------
     judgment, ruling or injunction which restrains, or seeks to restrain or to obtain damages as a result of, the consummation of the Reorganization in the manner contemplated by the Distribution Agreement or (ii) any pending or threatened action, suit, investigation or proceeding against HTI, Holdings, Triad or any of their respective Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

     5.5  Conditions to Release of HTI from HTI Guaranty Agreement.
          --------------------------------------------------------

     Upon the satisfaction in order of each of the following conditions (in form and substance acceptable to the Required Lenders), the Administrative Agent, on behalf of itself and each of the Lenders, shall execute and deliver (and each of the Lenders hereby authorized the Administrative Agent to execute and deliver) a release of Guaranty in favor of HTI:

          (a) Section 5 Conditions.  Each of the conditions set forth in Section
              --------------------
     5.1, Section 5.3 and Section 5.4 shall have been satisfied.

          (b) Guaranty Joinder Agreement.  Receipt by the Administrative Agent
              --------------------------
     of a multiple counterparts of the Guaranty Joinder Agreement executed by all of Holdings Domestic Subsidiaries (other than Triad), duly executed by an appropriate officer of the parties thereto.

          (c) Collateral Documents. Receipt by the Administrative Agent of
              --------------------
     multiple counterparts of the Collateral Documents, each duly executed by an appropriate officer of the parties thereto.

          (d) Triad Post-Closing Letter.  Receipt by the Administrative Agent of
              -------------------------
     a side letter from Triad relating to certain post-closing conditions which must be satisfied by Triad within a certain number of days from the Closing Date, which letter shall be in form and substance satisfactory to the Administrative Agent.

          (e) Distribution Agreement.  There shall not have been any material
              ----------------------
     modification, amendment, supplement or waiver to the Distribution Agreement, the Tax Sharing Agreement or any other material documents relating to the Reorganization without the prior written consent of the Administrative Agent, including, but not limited to, any modification, amendment, supplement or waiver relating to all disclosure schedules and exhibits.

          (f) Corporate Documents.  Receipt by the Administrative Agent of the
              -------------------
     following:

              (i)  Charter Documents.  Copies of the articles or certificates of
                   -----------------
          incorporation or other charter documents of each Domestic Subsidiary of Holdings (other than Triad) certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Subsidiary to be true and correct as of the Closing Date.

              (ii)  Bylaws.  A copy of the bylaws of each Domestic Subsidiary of
                    ------
          Holdings (other than Triad) certified by a secretary or assistant secretary of such Subsidiary to be true and correct as of the Closing Date.

              (iii) Resolutions.  Copies of resolutions of the Board of
                    -----------
          Directors of each Domestic Subsidiary of Holdings (other than Triad) approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Subsidiary to be true and correct and in force and effect as of the Closing Date.

              (iv)  Good Standing.  Copies of (A) certificates of good standing,
                    -------------
          existence or its equivalent with respect to each Domestic Subsidiary of Holdings (other than Triad) certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect and (B) to the extent available, a certificate indicating payment of all corporate or comparable franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

              (v)  Incumbency.  An incumbency certificate of each Domestic
                   ----------
          Subsidiary of Holdings (other than Triad) certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

          (g) Opinions of Counsel. The Administrative Agent shall have received
              -------------------
     opinions of counsel in form and substance satisfactory to the Required Lenders.

          (h)    Personal Property Collateral. The Administrative Agent shall
                 ----------------------------
     have received:

               (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of Holdings and Triad and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

               (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral;

               (iii) searches of ownership of, and Liens on, intellectual property of Triad and each Guarantor in the appropriate governmental offices;

               (iv) all certificates evidencing any certificated Capital Stock pledged to the Administrative Agent pursuant to the Pledge Agreements, together with duly executed in blank, undated stock powers attached thereto;

               (v) such patent/trademark/copyright filings as requested by the Administrative Agent in order to perfect the Administrative Agent's security interest in the Collateral;

               (vi) all instruments and chattel paper in the possession of any of Triad or the Guarantors, together with allonges or assignments as may be necessary or appropriate to perfect the Administrative Agent's security interest in the Collateral;

               (vii) duly executed consents as are necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral; and

               (viii) in the case of any personal property Collateral located at a premises leased by Triad or a Guarantor, such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Administrative Agent.

          (i)    Real Property Collateral.  The Administrative Agent shall have
                 ------------------------
     received, in form and substance reasonably satisfactory to the Administrative Agent:

               (i) fully executed and notarized mortgages or deeds of trust (each, as the same may be amended, modified, restated or supplemented from time to time, a "Mortgage Instrument" and collectively the
                                -------------------
          "Mortgage Instruments") encumbering the fee interest and/or leasehold
           --------------------
          interest of Triad or any Guarantor in each real property asset designated in Schedule 7.21(a) (each a "Mortgaged Property" and
                        ----------------          ------------------
          collectively the "Mortgaged Properties");
                            --------------------

               (ii) a title report obtained by Triad and the Guarantors in respect of each of the Mortgaged Properties;

               (iii) ALTA mortgagee title insurance policies (or similar form policies approved by the Administrative Agent) issued by Chicago Title Insurance Company (the "Mortgage Policies"), in amounts not less than
                                  -----------------
          the respective amounts designated in Schedule 7.20(a) with respect to
                                               ----------------
          any particular Mortgaged Property, assuring the Administrative Agent that each of the Mortgage Instruments creates a valid first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Administrative Agent and shall provide for affirmative insurance and such reinsurance as the Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent;

               (iv) evidence reasonably satisfactory to the Administrative Agent as to (A) whether any Mortgaged Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (B)
                                                 ---------------------
          if any Mortgaged Property is a Flood Hazard Property, (1) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (2) the applicable Credit Party's written acknowledgment of receipt of written notification from the Administrative Agent (a) as to the fact that such Mortgaged Property is a Flood Hazard Property and (b) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (3) copies of insurance policies or certificates of insurance of the members of the Consolidated Group evidencing flood insurance satisfactory to the Administrative Agent and naming the Administrative Agent as sole loss payee on behalf of the Lenders; and

          (j) Evidence of Insurance.  Receipt by the Administrative Agent of
              ---------------------
     copies of insurance policies or certificates of insurance of the members of the Consolidated Group evidencing liability and casualty insurance meeting the requirements set forth in the Credit Documents, including, but not limited to, naming the Administrative Agent as additional insured (in the case of liability insurance) or sole loss payee (in the case of hazard insurance) on behalf of the Lenders.

          (k) Corporate Structure.  Receipt by the Administrative Agent of the
              -------------------
     corporate capital and ownership structure of the members of the Consolidated Group (after giving effect to the Reorganization).

          (l) Consolidated Total Leverage Ratio.  Receipt by the Administrative
              ---------------------------------
     Agent of a certificate of an Executive Officer of Triad, dated as of the date of the HTI Release Event, demonstrating that upon giving effect to the Reorganization and the Triad Joinder

     Event, the Consolidated Total Leverage Ratio shall not be greater than 4.80:1.0 on a Pro Forma Basis.

          (m) Officer's Certificates. The Administrative Agent shall have
              ----------------------
     received a certificate or certificates executed by an Executive Officer of Triad, in form and substance satisfactory to the Administrative Agent, stating that (A) each Credit Party is in compliance with all existing financial obligations, (B) all governmental, shareholder and material third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Credit Documents, if, after giving effect to any applicable insurance and the obligations of Columbia/HCA under the Distribution Agreement and the Tax Sharing Agreement, such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect, (D) the Reorganization has been consummated substantially in accordance with the terms of the Distribution Agreement, and (E) immediately after giving effect to the Reorganization, (1) no Default or Event of Default exists,
     (2) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects and (3) the Credit Parties are in compliance with each of the financial covenants set forth in Section 8.11.

          (n) Solvency Opinion.  The Administrative Agent and the Lenders shall
              ----------------
     have received an opinion from an independent auditor or appraiser acceptable to the Administrative Agent in usual and customary form as to the financial condition, solvency and related matters of Holdings, Triad and Triad's Domestic Subsidiaries, in each case after giving effect to the Reorganization, the Credit Agreement and the initial borrowings hereunder.

          (o) Year 2000 Problem.  The Administrative Agent shall be satisfied
              -----------------
     that (i) the Credit Parties and their Subsidiaries are taking all necessary and appropriate steps to ascertain the extent of, and to quantify and successfully address, business and financial risks facing the Credit Parties and Subsidiaries as a result of what is commonly referred to as the "Year 2000 Problem" (i.e., the inability of certain computer applications to recognize correctly and perform date-sensitive functions involving certain dates prior to and after December 31, 1999) and (ii) the Credit Parties' and their Subsidiaries' material computer applications will, on a timely basis, adequately address the Year 2000 Problem in all material respects.

          (p) Priority of Liens.  The Administrative Agent shall have received
              -----------------
     satisfactory evidence that (i) upon filing of all UCC-1 financing statements and the Mortgage Instruments, the Administrative Agent, on behalf of the Lenders, will hold a perfected, first priority Lien on all Collateral and (ii) none of the Collateral is subject to any other Liens other than Permitted Liens.

          (q) Other Indebtedness.  Receipt by the Administrative Agent of
              ------------------
     evidence that, after giving effect to the Reorganization, the Consolidated Group shall have no Funded Debt other than (i) the Funded Debt under the Credit Documents, (ii) the Senior

     Subordinated Notes and (iii) Funded Debt assumed in connection with the Reorganization in an aggregate principal amount of up to $9,500,000.

          (r) Government Consent.  Receipt by the Administrative Agent of
              ------------------
     evidence that (i) all governmental, shareholder and material third party consents (including Hart-Scott-Rodino clearance) and approvals necessary or desirable in connection with the Reorganization have been obtained and (ii) all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the Reorganization or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Administrative Agent could have such effect.

          (s) Litigation.  There shall not exist (i) any order, decree,
              ----------
     judgment, ruling or injunction which restrains, or seeks to restrain or to obtain damages as a result of, the consummation of the Reorganization in the manner contemplated by the Distribution Agreement or (ii) any pending or threatened action, suit, investigation or proceeding against HTI, Holdings, Triad or any of their respective Subsidiaries that could reasonably be expected to have a Material Adverse Effect.


                                   SECTION 6

                     REPRESENTATIONS AND COVENANTS OF HTI
                     ------------------------------------

     To induce the Lenders to enter into this Credit Agreement and to make Loans hereunder to HTI, HTI hereby represents and warrants and covenants to the Administrative Agent and to each Lender as follows:

     6.1  Financial Condition and Financial Reporting.
          -------------------------------------------

          (a) The financial statements described below (copies of which have heretofore been provided to the Administrative Agent for distribution to the Lenders) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, are complete and correct in all material respects and present fairly the financial condition (including disclosure of all material liabilities, contingent and otherwise) and results of operations of the Persons and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustment and the absence of footnotes:

              (i) audited consolidated balance sheets for Columbia/HCA and its consolidated subsidiaries dated as of December 31, 1996, December 31, 1997 and December 31, 1998, together with related audited consolidated statements of income and cash flows for the fiscal years then ending, certified by Ernst & Young LLP, certified public accountants; and

              (ii) company-prepared consolidated balance sheets for Columbia/HCA and its consolidated subsidiaries dated as of March 31, 1999, together with related consolidated statements of income and cash flows for the fiscal quarter then ending.

          (b) Unless and until released from its obligations as a Credit Party hereunder, HTI will furnish, or cause to be furnished, to the Administrative Agent and each of the Lenders, promptly upon request by the Administrative Agent, any other financial information reasonably requested by the Administrative Agent.

     6.2  Notices.
          -------

     Unless and until released from its obligations as a Credit Party hereunder, HTI will furnish, or cause to be furnished, to the Administrative Agent (i) notice of the occurrence of any event or condition which would constitute a Default or Event of Default immediately upon discovery, and (ii) notice of the pendency, commencement or material development in any investigation, assertion of liability, litigation, arbitral, governmental or other legal proceedings which could reasonably be expected to have a Material Adverse Effect.

     6.3  Existence and Authority.
          -----------------------

     HTI is duly organized, validly existing in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own and operate its property and conduct its business as currently conducted and to authorize the execution, delivery and performance of this Credit Agreement and the other Credit Documents to which it is or will be a party, is duly qualified as a foreign entity in each jurisdiction where failure to so qualify could reasonably be expected to have a Material Adverse Effect. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with (i) acceptance of Loans by HTI or with the execution, delivery or performance of any Credit Documents by HTI (other than those which have been obtained, such filings as are required by the SEC and to fulfill other reporting requirements with Governmental Authorities), other than those the failure to obtain could not reasonably be expected to have a Material Adverse Effect, or (ii) with the validity or enforceability of any Credit Document against HTI. HTI has duly authorized, executed and delivered this Credit Agreement and the other Credit Documents to which it is a party, and this Credit Agreement and the other Credit Documents to which it is a party constitute the legal, valid and binding obligations of the HTI enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Unless and until released from its obligations as a Credit Party hereunder, HTI will take action as necessary to maintain its existence and qualifications in force and effect

     6.4  Compliance with Requirements of Law.
          -----------------------------------

     Except as disclosed in Columbia/HCA's Annual Report for the fiscal year ended December 31, 1998 and any Current Reports on Form 8-K filed with the Securities and Exchange Commission prior to the date hereof, HTI is, and unless and until released from its obligations as a Credit Party hereunder, will continue to be, in compliance with all Requirements of Law, except to the extent that failure to be in compliance therewith could not reasonably be expected to have a material adverse effect on the ability of HTI to perform its obligations under the Credit

Documents to which it is a party or the material rights and remedies of the Administrative Agent and the Lenders under the Credit Documents against HTI. Neither the execution, delivery or performance by HTI of its obligations under the Credit Documents, will violate any Requirement of Law or Contractual Obligation applicable to HTI or its Subsidiaries. The Extensions of Credit hereunder will not be used, directly or indirectly, for the purpose of purchasing or carrying "margin stock" in violation of the requirements of Regulation U.

     6.5  Governmental Regulations, Etc.
          -----------------------------

     HTI is not subject to regulation under the Public Utility Holdings Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, HTI is not (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holdings Company Act of 1935, as amended.

     6.6  Legal Proceedings.
          -----------------

     Except as disclosed in Columbia/HCA's Annual Report for the fiscal year ended December 31, 1998 and any Current Reports on Form 8-K filed with the Securities and Exchange Commission prior to the date hereof, no unsealed litigation or, to the best knowledge of HTI, investigation, assertion of liability, sealed litigation, arbitral, governmental or other legal proceedings is pending, or to the best knowledge of HTI, threatened by or against HTI or its Subsidiaries, or their properties or operations, which (i) relate to the Credit Documents or the transactions contemplated herein, or (ii) could reasonably be expected to have a material adverse effect on the ability of HTI to perform its obligations under the Credit Documents to which it is a party or the material rights and remedies of the Administrative Agent and the Lenders under the Credit Documents against HTI.

     6.7  No Defaults.
          -----------

     No Default or Event of Default has occurred and is continuing hereunder.

     6.8  Purpose of Extensions of Credit.
          -------------------------------

     The Loans to HTI hereunder will be used exclusively to repay, directly or indirectly, the Columbia/HCA Debt, to pay for costs and expenses incurred in connection with the transactions contemplated hereby and by the Reorganization, and for no other purposes.

     6.9  No Material Misstatements.
          -------------------------

     None of the information contained in any of the information, reports, financial statements, exhibit or schedules, taken as a whole, furnished by or on behalf of HTI or its Subsidiaries to the Administrative Agent or the Lenders in connection with the negotiation of the Credit Documents or included therein or delivered pursuant thereto contains any material misstatement fact or omits any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided that in the case of forecasts and projections, HTI represents only that it acted in good faith using reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

     6.10  Indebtedness.
           ------------

     Unless and until released from its obligations as a Credit Party hereunder, HTI will not contract, create, incur, assume or permit to exist, nor will it permit any of its Subsidiaries to contract, create, incur, assume or permit to exist, any Indebtedness, except

           (i) Indebtedness existing or arising under this Credit Agreement and the other Credit Documents;

           (ii)  the Senior Subordinated Notes;

           (iii) Indebtedness of up to $360 million under the Credit Agreement dated as of May 11, 1999 by and among Healthtrust, Inc. - The Hospital Company, a Delaware corporation, the lenders party thereto, Fleet National Bank, as Administrative Agent, Arranger and Co-Arranger, Deutsche Bank AG, New York and/or Cayman Islands Branch, as Co-Arranger and Syndication Agent, ScotiaBanc Inc., as Co-Arranger and Documentation Agent and Suntrust Bank, Nashville, N.A., as Co-Agent; and

           (iv) Indebtedness existing as of the Closing Date and not created or incurred in anticipation or contemplation of this Credit Agreement, as fully described in the financial statements referenced in Section 6.1 and as described on Schedule 9.1.
                     ------------

     6.11  Ownership of Property; Liens.
           ----------------------------

     (a) HTI has good title to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material Property, and none of such Property is subject to any Lien other than those existing as of the Closing Date (and not created or incurred in anticipation or contemplation of this Credit Agreement) which would not, in the aggregate, make the information described in the financial statements referenced in Section 6.1 misleading in any material respect.

     (b) Unless and until released from its obligations as a Credit Party hereunder, HTI will not contract, create, incur, assume or permit to exist any Lien, nor will it permit Holdings or any of Holdings' Subsidiaries to contract, create, incur, assume or permit to exist, any Liens other than those existing as of the Closing Date (and not created or incurred in anticipation or contemplation of this Credit Agreement) which would not, in the aggregate, make the information described in the financial statements referenced in Section 6.1 misleading in any material respect.

     6.12  Mergers; Acquisitions and Asset Sales.
           -------------------------------------

     Unless and until released from its obligations as a Credit Party hereunder, except in connection with the Reorganization, HTI will not, nor will it permit Holdings or any of Holdings' Subsidiaries to, (i) enter into any transaction of merger, consolidation or combination, (ii) dissolve, liquidate or wind-up its affairs, (iii) acquire the Capital Stock of any other Person or acquire any assets, property or operations from any other Person other than in the ordinary course of business, or (iv) make any sale, lease or other disposition of assets or property other than in the ordinary course of business.

     6.13  Investments.
           -----------

     Unless and until released from its obligations as a Credit Party hereunder, except in connection with the Reorganization, HTI will not, nor will it permit any of its Subsidiaries to, make or permit to exist any Investment other than
(i) cash and Cash Equivalents, (ii) Investments of the types described in clauses (ii) and (iii) of the definition of "Permitted Investments", (iii) Investments existing as of the Closing Date and not created or incurred in anticipation or contemplation of this Credit Agreement, as fully described in the financial statements referenced in Section 6.1, and (iv) other Investments consistent with normal practices in the ordinary course of business.

     6.14  Restricted Payments.
           -------------------

     Unless and until released from its obligations as a Credit Party hereunder, HTI will not, nor will it permit any of its Subsidiaries to, make or permit, any Restricted Payment other than the payment, directly or indirectly, of up to $900 million on the Columbia/HCA Debt and restricted payments by HTI to its Subsidiaries.

     6.15  Transactions with Affiliates.
           ----------------------------

     Unless and until released from its obligations as a Credit Party hereunder, except in connection with the Reorganization, HTI will not, nor will it permit any of its Subsidiaries to, have any dealings with any officer, director, shareholder, Subsidiary or Affiliate, unless and to the extent that such dealings are made on terms as would be obtainable in a comparable transaction made with an unrelated third party on an arms' length basis.


                                   SECTION 7

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     To induce the Lenders to make the Extensions of Credit hereunder to Triad, Triad, by execution and delivery of an Assumption Agreement, hereby represents and warrants to the Administrative Agent and to each Lender that:

     7.1  Financial Condition.
          -------------------

     Each of the financial statements described below (copies of which have heretofore been provided to the Administrative Agent for distribution to the Lenders) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, are complete and correct in all material respects and present fairly the financial condition (including disclosure of all material liabilities, contingent or otherwise) and results of operations of the Persons and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments and the absence of footnotes:

          (i) audited combined balance sheets for the net assets and operations contributed to Holdings and its consolidated subsidiaries dated as of December 31, 1996, December 31, 1997, and December 31, 1998, together with related audited statements of income and cash flows certified by Ernst & Young LLP, certified public accountants;

          (ii) company-prepared consolidated balance sheets for Holdings and its consolidated subsidiaries and Triad and its consolidated subsidiaries, in each case dated as of March 31, 1999, together with related consolidated statements of income and cash flows; and

          (iii) after the Closing Date, the annual and quarterly financial statements provided in accordance with Sections 8.1(a) and (b).

     7.2  No Changes or Restricted Payments.
          ---------------------------------

     Since the date of the most-recent annual audited financial statements referenced in Section 7.1(i) hereof,

          (i) for the period to the Closing Date, except as previously disclosed in writing to the Administrative Agent and the Lenders, (A) there have been no material sales, transfers or other dispositions of any material part of the business or property of the members of the Consolidated Group, nor have there been any material purchases or other acquisitions of any business or property (including the capital stock of any other person) by the members of the Consolidated Group, which are not reflected in the company-prepared quarterly financial statements referenced in Section 7.1(ii), and (B) no Restricted Payments have been declared or paid by members of the Consolidated Group; and

          (ii) there has been no circumstance, development or event which has had or could reasonably be expected to have a Material Adverse Effect.

     7.3  Organization; Existence; Compliance with Law.
          --------------------------------------------

     Each of the members of the Consolidated Group (a) is duly organized, validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary organizational power and authority, and the legal right to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing has not had and could not have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith has not had and could not be reasonably expected to have a Material Adverse Effect.

     7.4  Power; Authorization; Enforceable Obligations.
          ---------------------------------------------

     Each of the Credit Parties has the corporate or other necessary organizational power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of Extensions of Credit or the making of the guaranties hereunder or with the execution, delivery or performance of any Credit Documents by the Credit Parties (other than those which have been obtained, such filings as are required by the SEC and to fulfill other reporting requirements with Governmental Authorities) or with the validity or enforceability of any Credit Document against the Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents).

     Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     7.5  No Legal Bar.
          ------------

     The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the Extensions of Credit will not violate any Requirement of Law or any Contractual Obligation of any member of the Consolidated Group (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents. No member of the Consolidated Group is in default under or with respect to any of its Contractual Obligations in any respect which has had or could reasonably be expected to have a Material Adverse Effect.

     7.6  No Material Litigation and Disputes.
          -----------------------------------

     (a) No unsealed litigation or, to the best knowledge of the Credit Parties, claims, investigation, sealed litigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against, any members of the Consolidated Group or against any of their respective properties or revenues which (a) relate to the Credit Documents or any of the transactions contemplated hereby or thereby or (b) if adversely determined, could, after giving effect to any applicable insurance and the obligations of Columbia/HCA under the Distribution Agreement and the Tax Sharing Agreement, reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 7.6
                     ------------
is a summary of all claims, litigation, investigations and proceedings pending or threatened by or against the members of the Consolidated Group or against any of their respective properties or revenues known to the Credit Parties, and none of such actions, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

     (b) No default exists, nor, to the best knowledge of the Credit Parties, is any such default asserted under any Contractual Obligations to which any members of the Consolidated Group are party which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

     7.7   No Defaults.
           -----------

     No Default or Event of Default has occurred and is continuing.

     7.8   Ownership and Operation of Property.
           -----------------------------------

     Each of the members of the Consolidated Group (i) has good title to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material Property, and none of such Property is subject to any Lien, except for Permitted Liens, and (ii) has obtained all material licenses, permits, franchises or other certifications, consents, approvals and authorizations, governmental or private, necessary to the ownership of its Property and to the conduct of its business, which are material to the Consolidated Group taken as a whole.

     7.9   Intellectual Property.
           ---------------------

     Each of the members of the Consolidated Group owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, patents, technology, know-how, processes and other intellectual property, if any, necessary for each of them to conduct its business as currently conducted (the "Intellectual Property") except for those the failure to own or have such legal
 ---------------------
right to use have not had and could not be reasonably expected to have a Material Adverse Effect. Set forth on Schedule 7.9 is a list of Intellectual
                                      ------------
Property owned or used by members of the Consolidated Group. Except as provided on the foregoing Schedule, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and the use of such Intellectual Property by the members of the Consolidated Group does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, have not had and could not be reasonably expected to have a Material Adverse Effect.

     7.10  No Burdensome Restrictions.
           --------------------------

     No Requirement of Law or Contractual Obligation of the members of the Consolidated Group has had or could be reasonably expected to have a Material Adverse Effect.

     7.11  Taxes.
           -----

     Each of the members of the Consolidated Group has filed or caused to be filed all income tax returns (federal, state, local and foreign) and all other material tax returns which are required to be filed and has paid (i) all amounts shown therein to be due (including interest and penalties) and (ii) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing, except for such taxes which are not yet delinquent or as are being contested in good faith by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP. No tax claim or assessment has been asserted against members of the Consolidated Group which has had or, if adversely determined, could reasonably be expected to have a Material Adverse Effect .

     7.12  ERISA
           -----

     Except as has not had and could not reasonably be expected to have a Material Adverse Effect:

     (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code, whether or not waived, has occurred with respect to any Plan;
(iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Internal Revenue Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

     (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

     (c) No member of the Consolidated Group nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No member of the Consolidated Group nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any member of the Consolidated Group or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No member of the Consolidated Group nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

     (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Internal Revenue Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

     (e) No member of the Consolidated Group nor any ERISA Affiliates has any liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Internal Revenue Code apply has been administered in compliance in all material respects of such sections.

     (f) Neither the execution and delivery of this Credit Agreement nor the consummation of the financing transactions contemplated thereunder will involve any transaction which is subject to the prohibitions of Sections 404, 406 or 407 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. The representation by the Credit Parties in the preceding sentence is made in reliance upon and subject to the accuracy of the Lenders' representation in Section 12.15 with respect to their source of funds and is subject, in the event that the source of the funds used by the Lenders in connection with this transaction is an insurance company's general asset account, to the application of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35,925 (1995), compliance with the regulations issued under Section 401(c)(1)(A) of ERISA, or the issuance of any other prohibited transaction exemption or similar relief, to the effect that assets in an insurance company's general asset account do not constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA of a "plan" within the meaning of
Section 4975(e)(1) of the Code.

     7.13  Governmental Regulations, Etc.
           -----------------------------

     (a) No part of the proceeds of the Extensions of Credit hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any other securities. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation
U. No indebtedness being reduced or retired out of the proceeds of the Extensions of Credit hereunder was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meanings of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act, as amended, or regulations issued pursuant thereto, or Regulation T, U or X.

     (b) None of the members of the Consolidated Group is subject to regulation under the Public Utility Holdings Company Act of 1935, the Federal Power Act or the Investment Company

Act of 1940, each as amended. In addition, none of the members of the Consolidated Group is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holdings Company Act of 1935, as amended.

     (c) No director, executive officer or principal shareholder of any member of the Consolidated Group is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

     7.14  Subsidiaries.
           ------------

     Set forth on Schedule 7.14 are all the Subsidiaries of Holdings, including
                  -------------
the jurisdiction of organization, classes of Capital Stock or other equity interests (including options, warrants, rights of subscription, conversion and exchangeability and other similar rights) and ownership and ownership percentages thereof. The outstanding shares of Capital Stock shown have been validly issued, fully paid and are non-assessable and owned free of Liens other than Permitted Liens. The foregoing shares of Capital Stock and equity interests are not the subject of buy-sell, voting trust or other shareholder agreement except as identified on Schedule 7.14.
                        -------------

     7.15  Purpose of Extensions of Credit.
           -------------------------------

     The Loans will be used solely to (i) finance working capital, capital expenditures and other corporate purposes (including transaction costs associated with the Reorganization) and (ii) to repay existing Indebtedness of HTI and its Subsidiaries including the Columbia/HCA Debt up to $900 million.
The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

     7.16  Environmental Matters.
           ---------------------

     Except as has not had and could not reasonably be expected to result in a Material Adverse Effect, to the knowledge of the Consolidated Group:

     (a) All of the facilities and properties owned, leased or operated by any member of the Consolidated Group (the "Subject Properties") and all of the
                                       ------------------
Consolidated Group's respective operations at the Subject Properties (the "Businesses") are in compliance with all applicable Environmental Laws, and
 ----------
there is no violation of any Environmental Law with respect to the Subject Properties or the Businesses.

     (b) None of the Subject Properties contains any Materials of Environmental Concern at, on or under the Subject Properties in amounts or concentrations that constitute a violation of, or could give rise to liability under, Environmental Laws.

     (c) Materials of Environmental Concern have not been generated, treated, stored or disposed of at, on or under any of the Subject Properties or any other location, or transported from the Subject Properties to or disposed of at any other location, by or on behalf of any members of the Consolidated Group in violation of any Environmental Law.

     (d) No member of the Consolidated Group has (i) received any written notice of any judicial proceeding or administrative action that is pending or threatened under any Environmental Law with respect to any member of the Consolidated Group, the Subject Properties or the Businesses; (ii) entered into or been subject to any consent decrees or other decrees, consent orders, administrative orders or compliance orders, or other administrative or judicial requirements that remain outstanding under any Environmental Law; or (iii) been subject to any governmental enforcement action under any Environmental Laws with respect to the Subject Properties or any off-site waste disposal site .

     (e) There has been no release of Materials of Environmental Concern at or from the Subject Properties, or arising from or related to the operations of any member of the Consolidated Group in connection with the Subject Properties or the Businesses.

     7.17  Year 2000 Compliance.
           --------------------

     The Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by
        -----------------
the Borrower or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its suppliers, vendors and customers (other than any Governmental Authority or any Lender)) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to
                                               -------------------
the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

     7.18  No Material Misstatements.
           -------------------------

     None of (i) the information contained in the confidential information memorandum, or (ii) any other information, reports, financial statements, exhibits or schedules, taken as a whole, furnished by or on behalf of any member of the Consolidated Group to the Administrative Agent or any Lender in connection with the negotiation of the Credit Documents or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were, are or will be made, not materially misleading, provided that
                                                                 --------
to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, Triad represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

     7.19  Labor Matters.
           -------------

     Except as set forth in Schedule 7.19,
                            -------------

           (i) There are no strikes or lockouts against any members of the Consolidated Group pending or, to the best knowledge of the Credit Parties, threatened;

          (ii) the hours worked by and payments made to employees of the Consolidated Group have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters in any case where a Material Adverse Effect has occurred or could reasonably be expected to occur as a result of the violation thereof;

          (iii) all payments due from members of the Consolidated Group, or for which any claim may be made against a member of the Consolidated Group, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the respective members of the Consolidated Group; and

          (iv) none of the members of the Consolidated Group is party to a collective bargaining agreement.

     7.20 Security Documents.
          ------------------

After the HTI Release Event:

     (a)  Borrower Security Agreement. The Borrower Security Agreement is
          ---------------------------
effective to create in favor of the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations (as defined in the Borrower Security Agreement), a legal valid and enforceable security interest in the Collateral (as defined in the Borrower Security Agreement) owned by the Borrower and, when financing statements in appropriate form are filed in the offices for the locations in Schedule 2 and Schedule 3 to the Borrower Security Agreement, the Borrower Security Agreement shall create a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in such Collateral that may be perfected by filing, recording or registering a financing statement under the Uniform Commercial Code as in effect, in each case prior and superior in right to any other Lien on any Collateral other than Permitted Liens.

     (b)  Guarantor Security Agreement.  The Guarantor Security Agreement is
          ----------------------------
effective to create in favor of the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations (as defined in the Guarantor Security Agreement), a legal valid and enforceable security interest in the Collateral (as defined in the Guarantor Security Agreement) owned by the Guarantors and, when financing statements in appropriate form are filed in the offices for the locations in Schedule 2 and Schedule 3, the Guarantor Security Agreement shall create a fully perfected Lien on, and security interest in, all right, title and interest of the Guarantors in such Collateral that may be perfected by filing, recording or registering a financing statement under the Uniform Commercial Code as in effect, in each case prior and superior in right to any other Lien on any Collateral other than Permitted Liens.

     (c)  Borrower Pledge Agreement. The Borrower Pledge Agreement is effective
          -------------------------
to create in favor of the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations (as defined in the Borrower Pledge Agreement), a legal valid and enforceable security interest in the Collateral (as defined in the Borrower Pledge Agreement) and, when such Collateral is delivered to the Administrative Agent, the Borrower Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Borrower in such Collateral, in each case prior and superior in right to any other Lien.

     (d)  Guarantor Pledge Agreement.  The Guarantor Pledge Agreement is
          --------------------------
effective to create in favor of the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations (as defined in the Guarantor Pledge Agreement), a legal valid and enforceable security interest in the Collateral (as defined in the Guarantor Pledge Agreement) and, when such Collateral is delivered to the Administrative Agent, the Guarantor Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other Lien.

     (e)  Intellectual Property.
          ---------------------

          (i) The Borrower Security Agreement together with the Notice of Grant of Security Interest in Trademarks and the Notice of Grant of Security Interest in Patents when filed with the United States Patent and Trademark Office, and the Notice of Grant of Security Interest in Copyrights filed with the United States Copyright Office will create a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in all Patents and Patent Licenses, Trademarks and Trademark Licenses and Copyrights and Copyright Licenses (each as defined in the Borrower Security Agreement) and in which a security interest may be perfected by filing, recording or registration of a Notice in the United States Patent and Trademark Office and the United States Copyright Office, in each case prior and superior in right to any other person other than Permitted Liens; and

          (ii) The Guarantor Security Agreement together with the Notice of Grant of Security Interest in Trademarks and the Notice of Grant of Security Interest in Patents when filed with the United States Patent and Trademark Office, and the Notice of Grant of Security Interest in Copyrights filed with the United States Copyright Office will create a fully perfected Lien on, and security interest in, all right, title and interest of the Guarantors in all Patents and Patent Licenses, Trademarks and Trademark Licenses and Copyrights and Copyright Licenses (each as defined in the Guarantor Security Agreement) and in which a security interest may be perfected by filing, recording or registration of a Notice in the United States Patent and Trademark Office and the United States Copyright Office, in each case prior and superior in right to any other person other than Permitted Liens.

     (f)  Mortgages.  The Mortgages are effective to create in favor of the
          ---------
Administrative Agent, for the ratable benefit of the holders of the Secured Obligations identified therein, a legal, valid and enforceable Lien on all of the respective grantors' right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are recorded in the appropriate offices and the proper amount of mortgage recording or similar taxes (if any) are paid and when the financing statements are duly filed in the appropriate public records, the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors in such Mortgaged Properties and the proceeds thereof, in each case prior and superior to the right of any other Lien other than Permitted Liens.

     7.21 Location of Real Property and Leased Premises.
          ---------------------------------------------

     Set forth on Schedule 7.21(a) is a complete and correct list of all of the
                  ----------------
Mortgaged Properties.  Set forth on Schedule 7.21(b) is a list of all locations
                                    ----------------
where any tangible personal property of any member of the Consolidated Group is located, including street address and state where located. Set forth on Schedule
                                                                        --------
7.21(c) is the chief executive office and principal place of business of each
-------
member of the Consolidated Group.

     7.22 Solvency.
          --------

     Immediately after giving effect to the Reorganization and the initial Extensions of Credit hereunder, (i) the fair value of the assets of each Credit Party will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Credit Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and mature; and
(iii) each Credit Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

     7.23 Distribution Agreement.
          ----------------------

     The Distribution Agreement has been duly authorized, executed and delivered by Holdings and Triad, and to the best of such parties' knowledge, the other parties thereto, and is a legal, valid and binding obligation of Holdings and Triad and, to the best of such parties' knowledge, the other parties thereto except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The Distribution Agreement has not been amended or modified, nor have any material provisions been the subject of any waiver, except as disclosed to the Administrative Agent and the Lenders.

                                   SECTION 8

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Triad, by execution and delivery of an Assumption Agreement, hereby covenants and agrees that, after the Triad Group Joinder Event, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding or any Letter of Credit is outstanding, and until all of the Commitments hereunder shall have terminated:

     8.1  Information Covenants.
          ---------------------

     The members of the Consolidated Group will furnish, or cause to be furnished, to the Administrative Agent and each of the Lenders:

          (a)  Annual Financial Statements. As soon as available, and in any
               ---------------------------
     event within 90 days after the close of each fiscal year of the Consolidated Group, a consolidated balance sheet and income statement of the members of the Consolidated Group as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, in each case setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the members of the Consolidated Group as a going concern or any other material qualifications or exceptions.

          (b)  Quarterly Financial Statements. As soon as available, and in any
               ------------------------------
     event within 45 days after the close of each fiscal quarter of the Consolidated Group (other than the fourth fiscal quarter, in which case 90 days after the end thereof) a consolidated balance sheet and income statement of the members of the Consolidated Group as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of an Executive Officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the members of the Consolidated Group and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

          (c)  Monthly Financial Statements. As soon as available, and in any
               ----------------------------
     event within 30 days after the close of each fiscal month of the Consolidated Group, a summary of operating statistics, including revenues, EBITDA and net income, on a hospital-by-hospital basis certified by an Executive Officer of the Borrower to be true and correct in all material respects to the best of his knowledge.

          (d)  Officer's Certificate. At the time of delivery of the financial
               ---------------------
     statements provided for in Sections 8.1(a) and 8.1(b) above, a certificate of an Executive Officer of the Borrower substantially in the form of
     Schedule 8.1(c), (i) demonstrating compliance with the financial covenants
     ---------------
     contained in Section 8.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

          (e)  Annual Business Plan and Budgets. At least 30 days prior to the
               --------------------------------
     end of each fiscal year of the Borrower, beginning with the fiscal year ending December 31, 1999, an annual business plan and budget of the members of the Consolidated Group containing, among other things, pro forma financial statements for the next fiscal year.

          (f)  Compliance With Certain Provisions of the Credit Agreement.
               ----------------------------------------------------------
     Within 90 days after the end of each fiscal year of the Credit Parties, a certificate containing information regarding the amount of all Asset Dispositions, Debt Transactions and Equity Transactions that were made during the prior fiscal year.

          (g)  Accountant's Certificate. Within the period for delivery of the
               ------------------------
     annual financial statements provided in Section 8.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

          (h)  Auditor's Reports. Promptly upon receipt thereof, a copy of any
               -----------------
     other report or "management letter" submitted by independent accountants to any member of the Consolidated Group in connection with any annual, interim or special audit of the books of such Person.

          (i)  Reports. Promptly upon transmission or receipt thereof, (i)
               -------
     copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any member of the Consolidated Group shall send to its shareholders or to a holder of any Indebtedness owed by any member of the Consolidated Group in its capacity as such a holder and (ii) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

          (j)  Notices. Upon any Executive Officer of a Credit Party obtaining
               --------
     knowledge thereof, the Credit Parties will give written notice to the Administrative Agent immediately of (i) the occurrence of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any member of the Consolidated Group (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined is likely to have a Material Adverse Effect or (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could have a Material Adverse Effect.

          (k)  ERISA. Upon any Executive Officer of a Credit Party obtaining
               -----
     knowledge thereof, the Credit Parties will give written notice to the Administrative Agent promptly (and in any event within five Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Credit Parties or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any member of the Consolidated Group or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by an Executive Officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

          (l)  Environmental.
               -------------

               (i) Upon the reasonable written request of the Administrative Agent following the occurrence of any event or the discovery of any condition which the Administrative Agent or the Required Lenders reasonably believe has caused (or could be reasonably expected to cause) the representations and warranties set forth in Section 7.16 to be untrue, the Credit Parties will furnish or cause to be furnished to the Administrative Agent, at the Credit Parties' expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, soil or groundwater sampling) by a consultant possessing relevant qualifications and skills to undertake such an environmental assessment of the nature and extent of the presence of any Materials of Environmental Concern on any Subject Properties (as defined in Section 7.16) and as to the compliance by any member of the Consolidated Group with Environmental Laws at such Subject Properties. If the Credit Parties fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Administrative Agent may arrange for same, and the members of the Consolidated Group hereby grant to the Administrative Agent and their representatives access to the Subject Properties to reasonably undertake such an assessment (including, where appropriate, soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Administrative Agent pursuant to this provision will be payable by the Credit Parties on demand and added to the obligations secured by the Collateral Documents.

               (ii) The members of the Consolidated Group will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Materials of Environmental Concern on any of the Subject Properties to the extent required to comply with all Environmental Laws and with the orders and directives of all Governmental Authorities issued thereunder to the extent that any failure to comply could reasonably be expected to result in a Material Adverse Effect. However, nothing in this Credit Agreement shall limit any rights of the members of the Consolidated Group under any Environmental Laws or other Requirements of Law to seek to require third parties to conduct, complete, or pay for any investigations, studies, sampling, testing, or remedial, removal, or other actions necessary to address Materials of Environmental Concern on, from or affecting any of the Subject Properties to the extent necessary to comply with all applicable Environmental Laws.

               (iii) Notwithstanding this paragraph 8.1(l), nothing in this Credit Agreement shall prevent the members of the Consolidated Group from exercising any rights to contest or appeal any order or directive issued under Environmental Laws by a Governmental Authority prior to undertaking any investigations, studies, sampling, testing, or remedial, removal, or other actions required thereunder.

          (m)  Additional Patents and Trademarks. At the time of delivery of the
               ---------------------------------
     financial statements and reports provided for in Section 8.1(a), a report signed by an Executive Officer of the Borrower setting forth (i) a list of registration numbers for all patents, trademarks, service marks, tradenames and copyrights awarded to any member of the Consolidated Group since the last day of the immediately preceding fiscal year and (ii) a list of all patent applications, trademark applications, service mark applications, trade name applications and copyright applications submitted by any member of the Consolidated Group since the last day of the immediately preceding fiscal year and the status of each such application, all in such form as shall be reasonably satisfactory to the Administrative Agent.

          (n)  Other Information. With reasonable promptness upon any such
               -----------------
     request, such other information regarding the business, properties or financial condition of any member of the Consolidated Group as the Administrative Agent or the Required Lenders may reasonably request.

     8.2  Preservation of Existence and Franchises.
          ----------------------------------------

     Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 9.4 or Section 9.5, each member of the Consolidated Group will do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority.

     8.3  Books and Records.
          -----------------

     Each member of the Consolidated Group will keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

     8.4  Compliance with Law.
          -------------------

     Each member of the Consolidated Group will comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could have a Material Adverse Effect.

     8.5  Payment of Taxes and Other Indebtedness.
          ---------------------------------------

     Each member of the Consolidated Group will pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its Properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that no member of the
                                     --------  -------
Consolidated Group shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness (i) which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP or (ii) if the failure to make any such payment (A) would not give rise to an immediate right to foreclose on a Lien securing such amounts and (B) could not have a Material Adverse Effect.

     8.6  Insurance.
          ---------

          (a) Each member of the Consolidated Group will at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as otherwise required by the Collateral Documents). The Administrative Agent, for the ratable benefit of the Lenders, shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any member of the Consolidated Group or any other Person shall affect the rights of the Administrative Agent or the Lenders under such policy or policies. The present insurance coverage of the members of the Consolidated Group is outlined as to carrier, policy number, expiration date, type and amount on Schedule 8.6.
                              ------------

          (b) The proceeds from insurance may be held by the Administrative Agent in a collateral account or delivered over to the applicable member of the Consolidated Group, in the discretion of the Administrative Agent. Amounts held in a collateral account will be disbursed to the applicable member of the Consolidated Group on evidence of repair, replacement or reinvestment in the same or similar property. The members of the Consolidated Group will account for amounts delivered over to them and the uses to which the proceeds are put and make payments as may be required hereunder by Section 3.3(b)(ii) or otherwise.

     8.7  Maintenance of Property.
          -----------------------

     Each member of the Consolidated Group will maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear, obsolescence and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

     8.8  Performance of Obligations.
          --------------------------

     Each member of the Consolidated Group will perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements and other debt instruments to which it is a party or by which it is bound.

     8.9  Use of Proceeds.
          ---------------

     The Borrower will use the proceeds of Extensions of Credit solely for the purposes set forth in Section 7.15.

     8.10 Audits/Inspections.
          ------------------

     Upon reasonable notice and during normal business hours, each member of the Consolidated Group will permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect such member's property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Administrative Agent or the Lenders and to discuss all such matters with the officers, employees and, subject to the right of the representatives of the Consolidated Group to be present, representatives of such Person (in each case excluding patient medical records and any other material which is confidential pursuant to any Requirement of
Law). The Credit Parties agree that the Administrative Agent, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Borrower.

     8.11  Financial Covenants.
           -------------------

     (a)   Consolidated Net Worth. At all times, Consolidated Net Worth shall be
           ----------------------
not less than the sum of (i) $375 million plus (ii) as of the end of each fiscal
                                          ----
quarter to occur after the Closing Date, an amount equal to ninety percent (90%) of Consolidated Net Income (but not less than zero) for such fiscal quarter, such increases to be cumulative, plus (iii) an amount equal to one hundred
                                 ----
percent (100%) of net proceeds from Equity Transactions occurring after the Closing Date .

     (b)   Consolidated Senior Leverage Ratio.  As of the end of each fiscal
           ----------------------------------
quarter set forth below, the Consolidated Senior Leverage Ratio shall be not greater than:

               Fiscal Quarter Ending
               ---------------------

               June 30, 1999                                 2.75:1.0
               September 30, 1999                            2.75:1.0
               December 31, 1999                             2.75:1.0
               March 31, 2000                                2.25:1.0
               June 30, 2000                                 2.00:1.0
               September 30, 2000                            2.00:1.0
               December 31, 2000                             2.00:1.0
               March 31, 2001 and thereafter                 1.75:1.0

     (c)   Consolidated Total Leverage Ratio.  As of the end of each fiscal
           ---------------------------------
quarter set forth below, the Consolidated Total Leverage Ratio shall be not greater than:

               Fiscal Quarter Ending
               ---------------------

               June 30, 1999                                 4.95:1.0
               September 30, 1999                            4.95:1.0
               December 31, 1999                             4.50:1.0
               March 31, 2000                                4.25:1.0
               June 30, 2000                                 4.00:1.0
               September 30, 2000                            4.00:1.0
               December 31, 2000                             4.00:1.0
               March 31, 2001 and thereafter                 3.50:1.0

     (d)   Consolidated Fixed Charge Coverage Ratio. As of the end of each
           ----------------------------------------
fiscal quarter, the Consolidated Fixed Charge Coverage Ratio shall be not less than:


               Fiscal Quarter Ending
               ---------------------

               June 30, 1999                                 N/A
               September 30, 1999                            N/A
               December 31, 1999                             1.75:1.0
               March 31, 2000                                1.75:1.0
               June 30, 2000                                 1.75:1.0
               September 30, 2000                            1.75:1.0
               December 31, 2000                             0.85:1.0
               March 31, 2001                                1.00:1.0
               June 30, 2001                                 1.00:1.0
               September 30, 2001 and thereafter             1.15:1.0

     (e)   Capital Expenditures.  Consolidated Capital Expenditures for each
           --------------------
fiscal year set forth below shall not exceed:

           Fiscal year 1999         $120,000,000
           Fiscal year 2000         $ 92,000,000
           Fiscal year 2001         $ 94,000,000
           Fiscal year 2002         $ 96,300,000
           Fiscal year 2003         $ 98,600,000
           Fiscal year 2004         $102,500,000
           Fiscal year 2005         $106,800,000

plus (a) the unused amount available for Consolidated Capital Expenditures under this Section 8.11 for the immediately preceding fiscal year (excluding any carry forward available from any prior fiscal year), (b) the amount of any Net Proceeds from Approved Asset Dispositions permitted to be retained by the Borrower pursuant to Section 3.3(b)(ii)(A) to the extent that the Borrower applies such amount to Consolidated Capital Expenditures within twelve (12) months of the date of such Approved Asset Disposition and (c) the amount of any Consolidated Capital Expenditures which constitute Permitted Acquisitions hereunder.

     8.12  Additional Guarantors.
           ---------------------

     As soon as practicable and in any event within 30 days after any Person becomes a direct or indirect Subsidiary of Holdings, the Borrower shall provide the Administrative Agent with written notice thereof setting forth information in reasonable detail describing all of the Property of such Person and shall (a) if such Person is a Domestic Subsidiary, cause such Person to execute a Guaranty Joinder Agreement in substantially the same form as Schedule 1 to the Guaranty Agreement, (b) if such Person is a Domestic Subsidiary, cause 100% of the issued and outstanding Capital Stock of such Person owned by any Credit Party to be delivered to the Administrative Agent (together with undated stock powers signed in blank) and pledged to the Administrative Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Guarantor Pledge Agreement and otherwise in form acceptable to the Administrative Agent,

(c) if such Person is a direct Foreign Subsidiary of a Credit Party, cause 65% (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of such Person to be delivered to the Administrative Agent (together with undated stock powers signed in blank (unless, with respect to a Foreign Subsidiary, such stock powers are deemed unnecessary by the Administrative Agent in its reasonable discretion under the law of the jurisdiction of incorporation of such Person)) and pledged to the Administrative Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Guarantor Pledge Agreement and otherwise in form acceptable to the Administrative Agent and (d) cause such Person to (i) if such Person is a Domestic Subsidiary which has any Eligible Real Property, deliver to the Administrative Agent, with respect to such Eligible Real Property, documents, instruments and other items of the types required to be delivered pursuant to
Section 5.5(g) all in form, content and scope reasonably satisfactory to the Administrative Agent and (ii) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent's liens thereunder) and other items of the types required to be delivered pursuant to Section 5.5 (e), (f), (g), (h) and (i), all in form, content and scope reasonably satisfactory to the Administrative Agent.

     8.13  Pledged Assets.
           --------------

     Each Credit Party will cause (i) all of its owned personal property located in the United States, (ii) all of its owned real property located in the United States other than Excluded Property and (iii) to the extent deemed to be material by the Administrative Agent or the Required Lenders, (A) all of its owned real property located outside of the United States other than Excluded Property and (B) all of its leased real property (wherever located) other than Excluded Property, to be subject at all times to first priority, perfected and, in the case of real property (whether leased or owned), title insured Liens in favor of the Administrative Agent to secure such party's obligations under the Credit Documents pursuant to the terms and conditions of the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents as the Administrative Agent shall reasonably request, subject in any case to Permitted Liens. With respect to any real property acquired by any Credit Party subsequent to the Closing Date and required by this Section 8.13 to be pledged to the Administrative Agent, such Person will cause to be delivered to the Administrative Agent with respect to such real property documents, instruments and other items of the types required to be delivered pursuant to Section 5.5(g) in form acceptable to the Administrative Agent. Without limiting the generality of the above, the Credit Parties will cause (i) 100% of the issued and outstanding Capital Stock of the Borrower, (ii) 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary and (iii) 65% (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary directly owned by Holdings or any Domestic Subsidiary to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Administrative Agent shall reasonably request.

     If, subsequent to the Closing Date, a Credit Party shall (a) acquire any intellectual property, securities, instruments, chattel paper or other personal property required to be pledged to the Administrative Agent as Collateral hereunder or under any of the Collateral Documents or (b) acquire or lease any real property, the Credit Parties shall promptly notify the Administrative Agent of same. Each Credit Party shall, and shall cause each of its Subsidiaries to, take such action (including but not limited to the actions set forth in Sections 5.3(e) and (f)) at its own expense as requested by the Administrative Agent to ensure that the Administrative Agent has a first priority perfected Lien to secure such party's obligations under the Credit Documents in (i) all owned real property and personal property of the Credit Parties located in the United States, (ii) to the extent deemed to be material by the Administrative Agent or the Required Lenders in its or their sole reasonable discretion, all other owned real and personal property of the Credit Parties and (iii) all leased real property located in the United States, subject in each case only to Permitted Liens. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants regarding the location of personal property as set forth in the Security Agreements.

     8.14  Year 2000 Compliance.
           --------------------

     Each member of the Consolidated Group will promptly notify the Administrative Agent in the event any member of the Consolidated Group discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

                                   SECTION 9

                              NEGATIVE COVENANTS
                              ------------------

     Triad, by execution and delivery of an Assumption Agreement, hereby covenants and agrees that, after the Triad Group Joinder Event, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding or any Letter of Credit is outstanding, and until all of the Commitments hereunder shall have terminated:

     9.1  Indebtedness.
          ------------

     No member of the Consolidated Group will contract, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness existing or arising under this Credit Agreement or the other Credit Documents;

          (b) Indebtedness set forth on Schedule 9.1, and renewals, refinancings
                                        ------------
     and extensions thereof on terms and conditions no less favorable to the members of the Consolidated Group than for such existing Indebtedness;

          (c) Capital Lease Obligations and Indebtedness incurred, in each case, to provide all or a portion of the purchase price or costs of construction of fixed assets, or in the case of a Sale and Leaseback Transaction, to finance the value of such asset owned by a member of the Consolidated Group, and renewals, refinancings and extensions thereof; provided that (i)
                                                               --------
     such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset or, in the case of a Sale and Leaseback Transaction or refinancing transaction, the fair market value of such asset, (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, and (iii) the total aggregate outstanding principal amount of all such Indebtedness shall not exceed $5,000,000 at any one time outstanding;

          (d) Indebtedness owing under interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes;

          (e) unsecured intercompany Indebtedness owing by a member of the Consolidated Group to another member of the Consolidated Group (subject, however, to the limitations of Section 9.6 and Permitted Investments thereunder, in the case of the member of the Consolidated Group extending the loan, advance or credit);

          (f) the Senior Subordinated Notes in an aggregate principal amount up to $325 million;

          (g) other unsecured Funded Debt in an aggregate outstanding principal amount of up to $5,000,000 at any time;

          (h) Guaranty Obligations of Indebtedness permitted hereunder (which guaranty obligations in respect of Subordinated Debt shall be similarly subordinated).

     9.2  Liens.
          -----

     No member of the Consolidated Group will contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens.

     9.3  Nature of Business.
          ------------------

     No member of the Consolidated Group will substantively alter the character or conduct of the business conducted by such Person as of the date of the Triad Group Joinder Event.

     9.4  Merger and Consolidation, Dissolution and Acquisitions.
          ------------------------------------------------------

     (a) No member of the Consolidated Group will enter into any transaction of merger or consolidation, other than the Reorganization, except that

          (i) a Domestic Credit Party other than Holdings may be party to a transaction of merger or consolidation with another Domestic Credit Party other than Holdings, provided that if the Borrower is a party to such
                          --------
     transaction, it shall be the surviving entity;

          (ii) a Foreign Subsidiary may be party to a transaction of merger or consolidation with a Subsidiary of the Borrower, provided that (A) if a
                                                      --------
     Domestic Subsidiary is a party thereto, it shall be the surviving entity and if such Domestic Subsidiary is not already a Credit Party, it shall execute and deliver such joinder and pledge agreements as may be necessary for compliance with the provisions of Sections 8.12 and 8.13, and (B) if a Foreign Subsidiary is the other party thereto, the surviving entity shall be a Foreign Subsidiary and the Borrower and its Subsidiaries shall be in compliance with the pledge requirements of Sections 8.12 and 8.13;

          (iii) a Domestic Subsidiary of the Borrower may be a party to a transaction of merger or consolidation with a person other than Holdings, the Borrower or their Subsidiaries, provided that (A) the surviving entity
                                         --------
     shall be a Domestic Subsidiary of the Borrower and shall execute and deliver such joinder and pledge agreements as may be necessary for compliance with the provisions of Sections 8.12 and 8.13, (B) no Default or Event of Default shall exist immediately after giving effect thereto, and
     (C) the transaction shall otherwise constitute a Permitted Acquisition;

          (iv) a Subsidiary of the Borrower may enter into a transaction of merger or consolidation in connection with an Asset Disposition permitted under Section 9.5.

     (b) No member of the Consolidated Group, other than a wholly-owned Subsidiary of the Borrower (and then only if no Material Adverse Effect shall result on account thereof), may dissolve, liquidate or wind up its affairs.

     (c) No member of the Consolidated Group shall purchase or otherwise acquire the Capital Stock of a Person which is not a member of the Consolidated Group, nor shall any member of the Consolidated Group purchase or otherwise acquire the assets, property and/or operations of a Person which is not a member of the Consolidated Group, unless:

          (i) in the case of an acquisition of Capital Stock, after giving effect to such acquisition,

                 (A) if the acquisition is not of a controlling interest in the subject Person such that after giving effect thereto the subject Person will not be a Subsidiary, then the acquisition shall constitute a Permitted Investment hereunder; and

                 (B) if the acquisition is of a controlling interest in the subject Person such that after giving effect thereto the subject Person will be a Subsidiary, then (I) it shall be a Subsidiary of the Borrower, (II) it shall execute and deliver such joinder and pledge agreements as may be necessary for compliance with the provisions of Sections 8.12 and 8.13, (III) no Default or Event of Default shall exist immediately after giving effect thereto, and (IV) it shall otherwise constitute a Permitted Acquisition.

          (ii) in the case of an acquisition of assets, property and/or operations, after giving effect to such acquisition (A) such joinder and pledge agreements shall be executed, and other actions taken, as may be necessary to perfect the security interests therein in accordance with the provisions of Section 8.13, and (B) no Default or Event of Default shall exist immediately after giving effect thereto, and (C) the acquisition shall otherwise constitute a Permitted Acquisition.

     9.5  Asset Dispositions.
          ------------------

     No member of the Consolidated Group will make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction), other than the Reorganization and the Approved Asset Dispositions, unless

          (i)    the sale, lease or other disposition is to a Domestic Credit
     Party;

          (ii) the sale, transfer or disposition is in connection with an asset swap which otherwise constitutes a Permitted Acquisition; or

          (iii) it is the disposition of Overland Park Regional Medical Center or Independence Regional Health Center in accordance with the terms of the existing leases relating thereto;

          (iv) in all other cases, (A) the consideration paid therefor shall consist solely of cash and Cash Equivalents, (B) if the subject transaction is a Sale and Leaseback Transaction, such transaction shall be permitted by
     Section 9.13, (C) if the subject transaction involves Capital Stock of a Subsidiary, the subject transaction is of a controlling interest in such Subsidiary, (D) the aggregate net book value of all assets sold, leased or otherwise disposed of shall not exceed $10,000,000 in any fiscal year, (E) no Default or Event of Default shall exist immediately after giving effect thereto, (F) the Borrower shall have demonstrated compliance with the financial covenants hereunder on a Pro Forma Basis after giving effect to the disposition and shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate (including reaffirmation of the representations and warranties hereunder as of such date before and after giving effect to such transaction) in connection therewith, and (G) the Borrower shall have given written notice to the Administrative Agent at least 15 days in advance of the prospective disposition, and the terms thereof, in sufficient detail as to the book value and consideration to be paid, terms of disposition, and net proceeds expected therefrom and intended application thereof.

     The Administrative Agent will promptly deliver to the Borrower upon request, at the Borrower's expense, such release documentation (including delivery of applicable stock certificates) as may be reasonably requested to give effect to the release of subject assets from the security interests securing the obligations hereunder in connection with Asset Dispositions permitted hereunder.

     9.6  Investments.
          -----------

     No member of the Consolidated Group will make or permit to exist Investments in or to any Person, except for Permitted Investments.

     9.7  Restricted Payments.
          -------------------

     No member of the Consolidated Group will make any Restricted Payment.

     9.8  Modifications and Payments in respect of Funded Debt.
          ----------------------------------------------------

     No member of the Consolidated Group will

     (a) After the issuance thereof, amend or modify (or permit the amendment or modification of) the terms of any Indebtedness (including Subordinated Debt) in a manner adverse to the interests of the Lenders (including specifically shortening any maturity or average life to maturity or requiring any payment sooner than previously scheduled or increasing the interest rate or fees applicable thereto);

     (b) Amend or modify, or permit or acquiesce to the amendment or modification (including waivers) of, any subordination provisions relating to any Subordinated Debt;

     (c) Make any payment in contravention of the terms of any Subordinated Debt; or

     (d) Make any prepayment, redemption, defeasance or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Funded Debt (other than the Indebtedness under the Credit Documents and intercompany Indebtedness permitted hereunder) other than regularly scheduled payments of principal and interest on such Funded Debt.

     9.9  Transactions with Affiliates.
          ----------------------------

     No member of the Consolidated Group will enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (a) advances of working capital to any Credit Party other than Holdings, (b) transfers of cash and assets to any Credit Party other than Holdings, (c) transactions permitted by
Section 9.1, Section 9.4, Section 9.5, Section 9.6, or Section 9.7, (d) normal compensation and reimbursement of expenses of officers and directors and (e) except as otherwise specifically limited in this Credit Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

     9.10  Fiscal Year; Organizational Documents.
           -------------------------------------

     No member of the Consolidated Group will change its fiscal year or amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document).

     9.11  Limitation on Restricted Actions.
           --------------------------------

     No member of the Consolidated Group will, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation, (c) make loans, advances or capital contributions, (d) sell, lease or otherwise transfer any of its properties or assets, or (e) act as a guarantor or pledge its assets, except for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) pursuant to the terms of the Senior Subordinated Notes, or (iii) Permitted Liens.

     9.12  Ownership of Subsidiaries; Limitations on Parent.
           ------------------------------------------------

     Notwithstanding any other provisions of this Credit Agreement to the contrary:

           (a) No member of the Consolidated Group will (i) permit any Person (other than the Borrower or any Wholly-Owned Subsidiary of the Borrower) to own any Capital Stock of any Subsidiary of the Borrower, except (A) to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Capital Stock of Foreign Subsidiaries or (B) as a result of or in connection with a dissolution, merger, consolidation or disposition of a Subsidiary permitted under Section 9.4 or Section 9.5, (ii) permit any Subsidiary of the Borrower to issue any shares of preferred Capital Stock or (iii) permit, create, incur, assume or suffer to exist any Lien on any Capital Stock of any Subsidiary of the Borrower, except for Permitted Liens.

           (b) Holdings shall not (i) hold any assets other than the Capital Stock of the Borrower, (ii) have any liabilities other than (A) the liabilities under the Credit Documents, (B) tax liabilities in the ordinary course of business, (C) loans and advances permitted under Section 9.9 and
     (D) corporate, administrative and operating expenses in the ordinary course of business or (iii) engage in any business other than (A) owning the Capital Stock of the Borrower and activities incidental or related thereto and (B) acting as a Guarantor hereunder and pledging its assets to the Administrative Agent, for the benefit of the Lenders, pursuant to the Collateral Documents to which it is a party.

     9.13  Sale Leasebacks.
           ---------------

     No member of the Consolidated Group will enter into any Sale and Leaseback Transaction unless such Sale and Leaseback Transaction constitutes purchase money indebtedness permitted by Section 9.1(c).

     9.14  No Further Negative Pledges.
           ---------------------------

     No member of the Consolidated Group will enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if security is given for any other obligation, except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to the terms of any Subordinated Debt permitted by Section 9.1(f), and (c) pursuant to the terms of any purchase money indebtedness or capital lease obligations permitted by
Section 9.1(c) to the extent such limitations relate only to the property which is the subject of such financing.

     9.15  Operating Lease Obligations.
           ---------------------------

     No member of the Consolidated Group will enter into, assume or permit to exist any obligations for the payment of rental under Operating Leases which in the aggregate for all such Persons would exceed $35 million in any fiscal year.


                                  SECTION 10

                               EVENTS OF DEFAULT
                               -----------------

     10.1  Events of Default.
           -----------------

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                           ----------------

           (a)  Payment.  There shall occur a
                -------

                (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

                (ii) default, and such default shall continue for three (3) or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

           (b)  Representations. Any representation, warranty or statement made
                ---------------
     or deemed to be made by (i) the Borrower herein or any Credit Party in any of the other Credit

     Documents or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto or (ii) Columbia/HCA in the Columbia/HCA Side Letter, shall prove untrue in any material respect on the date as of which it was made or deemed to have been made; or

          (c)  Covenants.  There shall occur a
               ---------

               (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 6.1 through 6.15, 8.2, 8.9, 8.11, 8.12, 8.13 or 9.1 through 9.15, inclusive;

               (ii) default in the due performance or observance of any term, covenant or agreement contained in Sections 8.1(a), (b) (c), (d) or
          (j) and such default shall continue unremedied for a period of at least 5 days after the earlier of an Executive Officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

               (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or (c)(ii) of this Section 10.1) contained in this Credit Agreement or any other Credit Document and such default shall continue unremedied for a period of at least 30 days after the earlier of an Executive Officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

          (d) Other Credit Documents. Except as a result of or in connection
              ----------------------
     with a dissolution, merger or disposition of a Subsidiary permitted under
     Section 9.4 or Section 9.5, any Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

          (e) Guaranties.  Except as the result of or in connection with a
              ----------
     dissolution, merger or disposition of a Subsidiary permitted under Section
     9.4 or Section 9.5, the guaranty given by any Guarantor (including any Person which becomes a Guarantor after the Closing Date in accordance with
     Section 8.12) or any provision of the Guaranty Agreement shall cease to be in full force and effect, or any Guarantor (including any Person which becomes a Guarantor after the Closing Date in accordance with Section 8.12) or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the Guaranty Agreement or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty Agreement; or

          (f) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to
              ----------
     any member of the Consolidated Group; or

          (g) Defaults under Other Agreements.
              -------------------------------

              (i) the occurrence of an Event of Default under the Senior Subordinated Notes or the indenture or other governing instrument relating thereto;

              (ii) Any member of the Consolidated Group shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any contract or lease material to the members of the Consolidated Group taken as a whole; or

              (iii) With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $1,000,000 in the aggregate for the members of the Consolidated Group taken as a whole, (A) any member of the Consolidated Group shall (1) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

          (h) Judgments. One or more judgments or decrees shall be entered
              ---------
     against one or more of the members of the Consolidated Group involving a liability of $1,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i) ERISA. Any of the following events or conditions, if such event or
              -----
     condition could reasonably be expected to involve possible taxes, penalties, and other liabilities against one or more members of the Consolidated Group in an aggregate amount in excess of $1,000,000: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any member of the Consolidated Group or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any member of the Consolidated Group or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of
     Section 4245 of ERISA) of such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

           (j)  Ownership.  There shall occur a Change of Control.
                ---------

     10.2  Acceleration; Remedies.
           ----------------------

     Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Lenders (pursuant to the voting requirements of Section 12.6) or cured to the satisfaction of the requisite Lenders (pursuant to the voting procedures in Section 12.6), the Administrative Agent may, and upon the request and direction of the Required Lenders shall, by written notice to the Borrower take any of the following actions:

           (a)  Termination of Commitments.  Declare the Commitments terminated
                --------------------------
     whereupon the Commitments shall be immediately terminated.

           (b)  Acceleration.  Declare the unpaid principal of and any accrued
                ------------
     interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Administrative Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Amounts received after termination of the Commitments and acceleration of the maturity of the Loans and Obligations hereunder, shall be shared ratably among the Revolving Loans based on the outstanding principal amount of Revolving Obligations, the Bridge Lenders based on the outstanding principal amount of the Bridge Loan, the Tranche A Term Lenders based on the outstanding principal amount of the Tranche A Term Loan and the Tranche B Term Lenders based on the outstanding principal amount of the Tranche B Term Loan.

           (c)  Cash Collateral.  Direct the Borrower to pay (and the Borrower
                ---------------
     agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 10.1(f), it will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Revolving Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

           (d)  Enforcement of Rights.  Enforce any and all rights and interests
                ---------------------
     created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

     Notwithstanding the foregoing, if an Event of Default specified in Section 10.1(f) shall occur with respect to any member of the Consolidated Group, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder by the Borrower automatically shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent or the Lenders.

     Notwithstanding anything contained in this Section 10.2, if at any time within sixty (60) days after an acceleration of the Loans pursuant to this
Section 10.2, the Borrower shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Credit Agreement) and all Events of Default and Defaults (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be waived pursuant to Section 12.6, the Required Lenders, by written notice to the Borrower, may at their option rescind and annul the acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind the Lenders to a decision which may be made at the election of the Required Lenders and are not intended to benefit the Borrower and do not grant the Borrower the right to require the Lenders to rescind or annual any acceleration hereunder, even if the conditions set forth herein are met.


                                  SECTION 11

                               AGENCY PROVISIONS
                               -----------------

     11.1  Appointment, Powers and Immunities.
           ----------------------------------

     Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent under this Credit Agreement and the other Credit Documents with such powers and discretion as are specifically delegated to the Administrative Agent by the terms of this Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each Lender further authorizes and directs the Administrative Agent to execute and deliver releases (or similar agreements) to give effect to the provisions of this Credit Agreement and the other Credit Documents, including specifically, without limitation, the provisions of Section 9.5 hereof. The Administrative Agent (which term as used in this sentence and in Section 11.5 and the first sentence of Section 11.6 hereof shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Credit Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made by a member of the Consolidated Group or other Lender in or in connection with any Credit Document or any certificate or other document referred to or provided for in, or received by any of them under, any Credit Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Credit Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Credit Document, except as expressly provided under the Credit Documents; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Credit Document, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each of the Syndication Agents and the Co-Agents, in its capacity as such, shall not have any duties or responsibilities under this Credit Agreement.

     11.2  Reliance by Administrative Agent.
           --------------------------------

     The Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 12.3(b) hereof. As to any matters not expressly provided for by this Credit Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided,
                                                                       --------
however, that the Administrative Agent shall not be required to take any action
-------
that exposes the Administrative Agent to personal liability or that is contrary to any Credit Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

     11.3  Defaults.
           --------

     The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received written notice from a Lender or a Credit Party specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 11.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders (or such other Lenders as required by Section 12.6), provided that, unless and until
                                                 -------- ----
the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

     11.4  Rights as a Lender.
           ------------------

     With respect to its Commitment and the Loans made by it, Bank of America (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Bank of America (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or Affiliates as if it were not acting as Administrative Agent, and Bank of America (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Credit Agreement or otherwise without having to account for the same to the Lenders.

     11.5  Indemnification.
           ---------------

     The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 12.5 hereof, but without limiting the obligations of the Borrower under Section 12.5) ratably (in accordance with their respective
(i) Revolving Commitments (or, if the Revolving Commitments have been terminated, the outstanding Revolving Loans, Swingline Loans and Participation Interests in Letters of Credit and Swingline Loan (including the Participation Interests of the Issuing Lender in Letters of Credit and the Participation Interests of the Swingline Lender in Swingline Loans)), (ii) outstanding Bridge Loans (and Participation Interests therein), (iii) outstanding Tranche A Term Loans (and Participation Interests therein) and (iv) outstanding Tranche B Term Loans (and Participation Interests therein)) for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent in such capacity (including by any Lender) in any way relating to or arising out of any Credit Document or the transactions contemplated thereby or any action taken or omitted by the Administrative Agent under any Credit Document; provided that no Lender shall be liable for any of
                           --------
the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 12.5, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements in this Section 11.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     11.6  Non-Reliance on Administrative Agent and Other Lenders.
           ------------------------------------------------------

     Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Credit Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Credit Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or Affiliates that may come into the possession of the Administrative Agent or any of its Affiliates.

     11.7  Successor Administrative Agent.
           ------------------------------

     The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Credit Parties. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.


                                  SECTION 12

                                 MISCELLANEOUS
                                 -------------

     12.1  Notices.
           -------

     Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower and the Administrative Agent, set forth below, and, in the case of the Lenders, set forth on Schedule 12.1, or at such other address as such party may specify by
   -------------
written notice to the other parties hereto:

     if to the Borrower:

          Triad Hospitals Holdings, Inc.
          13455 Noel Road
          Dallas, Texas  75240
          Attn:   Burke W. Whitman
                  Chief Financial Officer
          Telephone:  972-701-2202
          Telecopy:  972-663-3945

     with a copy to:

          Triad Hospitals Holdings, Inc.
          13455 Noel Road
          Dallas, Texas  75240
          Attn:   Donald P. Fay
                  General Counsel
          Telephone:  972-789-2732
          Telecopy:  972-701-9604

     if to the Administrative Agent:

          Bank of America National Trust and Savings Association
          Agency Administration
          Unit # 5596
          1850 Gateway Boulevard, 5th Floor
          Concord, California  94520
          Attn:  Aaron Tamburello
          Telephone:  925-675-8446
          Telecopy:  925-675-8500

     with a copy to:

          Bank of America National Trust and Savings Association
          555 S. Flower Street, 10th Floor
          Los Angeles, CA  90071-2385
          Attn:  Vanessa Meyer
          Telephone:  213-228-9737
          Telecopy:  213-228-3061

     12.2  Right of Set-Off; Adjustments.
           -----------------------------

     Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Credit Agreement, under the Notes, under any other Credit Document or otherwise, irrespective of whether such Lender shall have made any demand under hereunder or thereunder and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided,
                                                                     --------
however, that the failure to give such notice shall not affect the validity of
-------
such set-off and application. The rights of each Lender under this Section 12.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

     12.3  Benefit of Agreement.
           --------------------

           (a) This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer
                         --------
     any of its interests and obligations without prior written consent of each of the Lenders; provided further that the rights of each Lender to
                     -------- -------
     transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 12.3.

           (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that
                          --------  -------

                (i)    each such assignment shall be to an Eligible Assignee;

                (ii) except in the case of an assignment to an existing Lender, an Affiliate of an existing Lender or any fund that invests in bank loans and is advised or managed by an investment advisor (or any Affiliate to an investment advisor) to an existing Lender or an assignment of all of a Lender's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to $1,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender);

                (iii) any such assignment shall be of a constant, not varying, percentage of all of the Obligations and Commitments hereunder (other than the Tranche B Term Loan); and

                (iii) the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an Assignment and Acceptance in the form of Schedule 12.3(b) hereto, together with any Note subject
                  ----------------
          to such assignment and a processing fee of $3,500.

     Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this
     Section 12.3(b), the assignor, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not a United States person under Section 7701(a)(30) of the Code, it shall deliver to the Borrower, the Guarantors and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with
     Section 3.11.

          (c) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 12.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be
                        --------
     conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Any assignment of any Loan or other obligations shall be effective only upon an entry with respect thereto being made in the Register.

          (d) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Schedule 12.3(b) hereto, (i) accept such Assignment and Acceptance,
             ----------------
     (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

          (e) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Credit Agreement (including all or a portion of its Commitment or its Loans); provided, however, that (i) such Lender's obligations under this
             --------  -------
     Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Sections 3.7 through 3.12, inclusive, and the right of set-off contained in Section 12.2, and (iv) the Credit Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement, and such Lender shall retain the sole right to enforce the obligations of the Credit Parties relating to the Loans and other obligations owing to such Lender and to approve any amendment, modification, or waiver of any provision of this

     Credit Agreement (other than amendments, modifications, or waivers (i) decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, (ii) extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, (iii) extending its Commitment, (iv) except as the result of or in connection with an Asset Disposition permitted by Section 9.5, release all or substantially all of the Collateral, or (v)except as the result of or in connection with a dissolution, merger or disposition of a member of the Consolidated Group permitted under Section 9.4, release the Borrower or substantially all of the other Credit Parties from its or their obligations under the Credit Documents).

           (f) Notwithstanding any other provision set forth in this Credit Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes (i) to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank or (ii) in the case of any Lender which has made Tranche B Term Loans hereunder and is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee for the benefit of the applicable trust beneficiaries. No such assignment shall release the assigning Lender from its obligations hereunder.

           (g) Any Lender may furnish any information concerning the members of the Consolidated Group in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.14 hereof.

           (h) Notwithstanding any other provisions set forth in this Credit Agreement, the obligations of any Credit Party to any participant shall be no greater than they would be in the absence of such transfer.

     12.4  No Waiver; Remedies Cumulative.
           ------------------------------

     No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Administrative Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Credit Parties to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

     12.5  Expenses; Indemnification.
           -------------------------

           (a) The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent (including the cost of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Documents. The Borrower further agrees to pay on demand all costs and expenses of the Administrative Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered thereunder.

           (b) The Borrower agrees to indemnify and hold harmless the Administrative Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses,
      -----------------
     liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 12.5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any of the Credit Parties, their respective directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees not to assert any claim against the Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisors, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

           (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 12.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     12.6  Amendments, Waivers and Consents.
           --------------------------------

     Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:
          --------  -------

          (a) without the consent of each Lender affected thereby, neither this Credit Agreement nor any other Credit Document may be amended to


               (i) extend the final maturity of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, or extend or waive any principal amortization payment of the Bridge Loan, the Tranche A Term Loan or the Tranche B Term Loan, or any portion thereof,

               (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees hereunder,

               (iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

               (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

               (v) except as the result of or in connection with an Asset Disposition permitted by Section 9.5, release all or substantially all of the Collateral,

               (vi) except as the result of or in connection with a dissolution, merger or disposition of a member of the Consolidated Group permitted under Section 9.4, release the Borrower or substantially all of the other Credit Parties from its or their obligations under the Credit Documents,

               (vii) amend, modify or waive any provision of this Section 12.6 or Section 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 3.15,
          10.1(a), 12.2, 12.3, 12.5 or 12.9,

               (viii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

               (ix) consent to the assignment or transfer by the Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

          (b)  (i)    without the consent of the Revolving Lenders holding more
     than 50% of the Revolving Commitments, or if the Revolving Commitments have been terminated, Lenders having more than 50% of the aggregate principal amount of the Revolving Obligations outstanding (taking into account in each case Participation Interests or obligation to participate therein), extend the time for, or reduce the amount, or otherwise alter the manner of application of proceeds in respect of the Revolving

     Obligations on account of the mandatory prepayment provisions of clauses
     (ii) through (iv), inclusive, of Section 3.3(b) or the application provisions of Section 3.3(c).

               (ii) without the consent of the Tranche A Term Lenders holding more than 50% of the Tranche A Term Loan Commitments, extend the time for, or reduce the amount, or otherwise alter the manner of application of proceeds in respect of the Tranche A Term Loan on account of the mandatory prepayment provisions of clauses (ii) through (iv), inclusive, of Section 3.3(b) or the application provisions of Section 3.3(c).

               (iii) without the consent of the Tranche B Term Lenders holding more than 50% of the Tranche B Term Loan Commitments, extend the time for, or reduce the amount, or otherwise alter the manner of application of proceeds in respect of the Tranche B Term Loan on account of the mandatory prepayment provisions of clauses (ii) through (iv), inclusive, of Section 3.3(b) or the application provisions of Section 3.3(c).

               (iv) without the consent of the Bridge Lenders holding more than 50% of the Bridge Loan Commitments, extend the time for, or reduce the amount, or otherwise alter the manner of application of proceeds in respect of the Bridge Loan on account of the mandatory prepayment provisions of clause (ii) of Section 3.3(b) or the application provisions of Section 3.3(c).

          (c)  without the consent of the Administrative Agent, no provision of
     Section 11 may be amended; and

          (d)  without the consent of the Issuing Lender, no provision of
     Section 2.2 may be amended.

     Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
     Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

     12.7 Counterparts.
          ------------

     This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

     12.8  Headings.
           --------

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

     12.9  Survival.
           --------

     All indemnities set forth herein, including, without limitation, in Section 2.2(i), 3.11, 3.12, 11.5 or 12.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Borrower herein shall survive delivery of the Notes and the making of the Loans hereunder.

     12.10 Governing Law; Submission to Jurisdiction; Venue.
           ------------------------------------------------

           (a) THIS CREDIT AGREEMENT AND, UNLESS OTHERWISE EXPRESSLY PROVIDED THEREIN, THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York, and, by execution and delivery of this Credit Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 12.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

           (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

           (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     12.11  Severability.
            ------------

     If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     12.12  Entirety.
            --------

     This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

     12.13  Binding Effect; Termination.
            ---------------------------

            (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns.

            (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, no Letters of Credit shall be outstanding, no Hedging Agreement between the Borrower and a Lender or an Affiliate of a Lender shall remain outstanding and all of the Commitments hereunder shall have expired or been terminated.

     12.14  Confidentiality.
            ---------------

     The Administrative Agent and each Lender (each, a "Lending Party") agrees
                                                        -------------
to keep (and to cause its affiliates and its and their respective officers, directors, employees, agents and advisors to keep) confidential any information furnished or made available to it by the Credit Parties pursuant to this Credit Agreement that is marked confidential; provided that nothing herein shall
                                       --------
prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency or pursuant to subpoena or other legal process, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure prohibited by this Credit Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party,
(h) to the extent necessary in connection with the exercise of any remedy under this Credit Agreement or any other Credit Document, (i) to the National Association of Insurance

Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, (j) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty (i) has been approved in writing by the Borrower and (ii) agrees in a writing enforceable by the Borrower to be bound by the provisions of this Section 12.14) and (k) subject to provisions the same as those contained in this Section 12.14, to any actual or proposed participant or assignee.

     12.15  Source of Funds.
            ---------------

     Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

            (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

            (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

            (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA;

            (d) such funds constitute assets of one or more specific benefit plans which such Lender has identified in writing to the Borrower; or

            (e) such funds are from a fund managed by a "Qualified Professional Asset Manager" ("QPAM") within the meaning of Part I of Prohibited
                      ----
     Transaction Exemption PTCE 84-14 issued by the United States Department of Labor, and such QPAM made the investment decision on behalf of such Lender to enter into this Credit Agreement and such transaction satisfies the requirements of subsections (a) through (g) of Part I of PTCE 84-14.

As used in this Section 12.15, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     12.16  Conflict.
            --------

     To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.


                          [Signature Page to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                   HEALTHTRUST, INC. - THE HOSPITAL COMPANY,
--------
                            a Delaware corporation

                            By: /s/ R. Milton Johnson
                               --------------------------------
                            Name:  R. Milton Johnson
                            Title: Vice President and Chief
                                   Financial Officer



                          [Signature Pages Continue]

ADMINISTRATIVE AGENT:        BANK OF AMERICA NATIONAL TRUST
--------------------
                             AND SAVINGS ASSOCIATION,
                             in its capacity as Administrative Agent

                             By: /s/ Gina Meador
                                ----------------------------------
                             Name:  Gina Meador
                             Title: Vice President

LENDERS:                     BANK OF AMERICA NATIONAL TRUST
-------
                             AND SAVINGS ASSOCIATION,
                             individually in its capacity as a Lender

                             By: /s/ Vanessa Meyrs
                                ----------------------------------
                             Name:  Vanessa Meyrs
                             Title:

                             GOLDMAN SACHS

                             By:
                                ----------------------------------
                             Name:
                             Title:

                             FOOTHILL INCOME TRUST, L.P.,
                             a Delaware Corporation

                             By:  FIT G.P., LLC, its General Partner

                             By: /s/ M.E. Stearns
                                ----------------------------------
                             Name:  M.E. Stearns
                             Title: Managing Member

                             OAK HILL SECURITIES FUND, L.P.,

                             By:  Oak Hill Securities GenPar, L.P.;
                                  its General Partner

                             By:  Oak Hill Securities MGP, Inc.,
                                  its General Partner

                             By: /s/ Scott D. Krase
                                ----------------------------------
                             Name:  Scott D. Krase
                             Title  Vice President


                          [Signature Pages Continue]

                             O'SULLIVAN GRAEV & KARABELL, LLP

                             By:
                                 --------------------------------
                             Name:
                             Title:

                             SCOTIABANC INC.

                             By: /s/ Dana Maloney
                                 --------------------------------
                             Name:  Dana Maloney
                             Title: Relationship Manager

                             CREDIT LYONNAIS NEW YORK BRANCH

                             By: /s/ Martin Golden
                                 --------------------------------
                             Name:  Martin Golden
                             Title: Vice President

                             GREEN TREE FINANCIAL SERVICING
                             CORPORATION

                             By: /s/ C.A. Gouskos
                                 --------------------------------
                             Name:  C.A. Gouskos
                             Title: Sr. Vice President

                             CITICORP USA, INC.

                             By: /s/ Stuart G. Miller
                                 --------------------------------
                             Name:  Stuart G. Miller
                             Title: Attorney-in-Fact

                             THE CHASE MANHATTAN BANK

                             By: /s/ Stephen P. Rochford
                                 --------------------------------
                             Name:  Stephen P. Rochford
                             Title: Vice President

                             OFFITBANK INVESTMENT FUND, INC.

                             By: /s/ Wallace Mathai-Davis
                                 --------------------------------
                             Name:  Wallace Mathai-Davis
                             Title: Secretary/Treasurer

                          [Signature Pages Continue]

                             ALLIANCE CAPITAL MANAGEMENT CORP.

                             By:_____________________________
                             Name:
                             Title

                             MACKAY SHIELDS FINANCIAL CORPORATION

                             By:_____________________________
                             Name:
                             Title

                             BERLACK, ISRAEL, LIBERMAN LLP

                             By:_____________________________
                             Name:
                             Title

                             THE OCTAGON CREDIT INVESTORS

                             By:_____________________________
                             Name:
                             Title

                             SOCIETE GENERALE

                             By: /s/ J. Staley Stewart
                                -------------------------------
                             Name:  J. Staley Stewart
                             Title  Director

                             KZH STERLING LLC

                             By:_____________________________
                             Name:
                             Title


                          [Signature Pages Continue]

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ James L. Leahy
                                -------------------------------
                             Name:  James L. Leahy
                             Title  Senior Vice President

                             UNION BANK OF SWITZERLAND

                             By:_____________________________
                             Name:
                             Title

                             GENERAL ELECTRIC CAPITAL CORPORATION

                             By: /s/ William E. Magee
                                -------------------------------
                             Name:  William E. Magee
                             Title  Duly Authorized Signatory

                             BANK OF OKLAHOMA, N.A.

                             By: /s/ Bridget E. Leenstra
                                -------------------------------
                             Name:  Bridget E. Leenstra
                             Title  Vice President